Exhibit 10.1


                       DESIGNATED PARTICIPANT
                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT


      THIS SPLIT DOLLAR LIFE INSURANCE AGREEMENT ("the Agreement"),  is made as
of    ,     1998     by    and     between     "NAME"     ("Executive")     and
RIGGS  BANK  N.A.,  its  affiliates  and  subsidiaries  and its  successors  or
assigns     ("Riggs").     The     Agreement     is     effective     as     of
                                      ,  1998,   without  the  consent  of  the
Executive, in accordance with Paragraph 9(a) of the Agreement and restates and replaces any prior Split Dollar Agreement between Riggs and Executive.

                               RECITALS:

      A. Executive is an employee of Riggs, holding the title of senior vice president or a more senior title and is (or was) a Designated Participant.

      B. Riggs has determined that it is in the best interest of Riggs and the senior officers of Riggs to establish and maintain a split dollar life insurance program. Riggs desires to encourage Executive to remain in Riggs employ by entering into a split dollar life insurance agreement with Executive.

      C. Executive consents to Riggs' purchasing insurance on the life of Executive and agrees to participate in the split dollar life insurance program as hereinafter provided by entering into this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1. Purchase of Insurance. Riggs shall acquire a life insurance policy (the "Policy") on the life of Executive with a face amount not less than an amount sufficient to pay the Executive's Named Beneficiary (as defined in paragraph 4 below) the benefits described in paragraph 7(a)(i) below and to recover Riggs' Interest in the Policy (as defined in paragraph 7 below), which Policy is described on the attached Schedule A (the issuer of the Policy shall hereinafter be referred to as the "Insurer"). Riggs may increase or decrease the face amount of the Policy from time to time and may apply earnings on the accumulating cash value of the Policy in excess of the guaranteed rate for the purpose of carrying out the objectives of this Agreement in such manner as it shall determine in its sole discretion. In the event of such increased or decreased coverage, the rights, duties and benefits of the parties to such coverage shall continue to be subject to the terms of this Agreement.

      2. Application and Consent. Executive hereby consents to the purchase of the Policy and agrees to answer all questions concerning his or her insurability and to submit such evidence of insurability as may be required by the Insurer on such form(s) as Riggs shall provide. If Riggs elects to increase the face amount of the Policy for the purpose of carrying out the objectives of the Agreement, Executive hereby agrees to answer all questions concerning his or her insurability and to submit such evidence of insurability as may be required by the Insurer (including such medical examinations as may be required) and to execute any other documents as may be required by the Insurer to effectuate the increase.

      3. Ownership of Policy. The Policy shall be owned by Riggs. Executive shall have the beneficiary designation rights contained in paragraph 4 of this Agreement, but except as otherwise provided herein, each and every other right of ownership of the Policy shall be reserved to Riggs even though the exercise of such right or rights would adversely affect or extinguish the payment of any benefits to which Executive or the Executive's Named Beneficiary would otherwise be entitled to under this Agreement or the Policy or the right of Executive to designate a beneficiary pursuant to paragraph 4 hereof.

      4. Beneficiary Designation Rights. Executive shall have the right and power to designate, in writing and on such form(s) as Riggs shall provide, a beneficiary or beneficiaries ("Executive's Named Beneficiary") to receive the amounts described in paragraph 7, and to elect and change a payment option for such beneficiary. Any change in beneficiary or payment option shall become effective as provided in the terms of the Policy. If Executive fails to make a valid notification or if the Executive's Named Beneficiary fails to survive Executive or otherwise fails to receive the amounts described in paragraph 7, Executive's Named Beneficiary shall be the personal representative of Executive's estate.

      5. Premium Payments. Riggs shall remit each premium due on the Policy in accordance with the mode of premium payment as provided in the Policy on or before the due date provided therein.

      6. Policy Loans or Cash Withdrawals. Riggs alone shall have the right, without the consent of Executive, to make policy loans or withdrawals of the Policy cash value, but Riggs shall not permit the indebtedness on the Policy or withdrawals to exceed Riggs' Investment in the Policy (as defined in paragraph 7 below).

      7. Division of Death Proceeds of Policy; Definitions. Except as provided in paragraph 21 below, Policy Proceeds shall be divided as provided in this paragraph 7.

           (a)  Pre-Retirement Division.

                (1) If Executive dies before Retirement, Executive's Named Beneficiary shall be entitled to an amount of the Policy Proceeds equal to three times Executive's Highest Base Annual Compensation.

                (2) Riggs shall receive any remaining Policy Proceeds.

           (b)  Post-Retirement Division.

                (1) If Executive dies on or after Retirement, Executive's Named Beneficiary shall be entitled to an amount of the Policy Proceeds equal to one and one-half times Executive's Highest Base Annual Compensation.

                (2) Riggs shall receive any remaining Policy Proceeds.

           (c)  Certain Pre-Retirement  Terminations,  (Effective December 14,
1994):

                (1) If Executive (i) is (or was) a Designated Participant, (ii) terminates employment from Riggs before Retirement within the 6-month period before or after the date of the public announcement of a Change of Control as a result of either a termination by Riggs without Cause or a Termination for Good Reason by the Executive, or after a Change of Control, and (iii) dies, then Executive's Named Beneficiary shall be entitled to an amount of the Policy Proceeds equal to one and one-half times Executive's Highest Base Annual Compensation.

                (2) Riggs shall receive any remaining Policy Proceeds.

           (d) Definitions. For purposes of this Agreement (Effective December 14, 1994):

                (1) "Cause" means any act materially detrimental to the best interests of Riggs and that constitutes on the part of the Executive personal dishonesty, willful misconduct in clear conflict with reasonable standards of employee conduct, breach of fiduciary duty involving personal profit, intentional failure to perform duties of the Executive's position, willful violation of law, governmental rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason which would constitute grounds for removal from office by the appropriate Federal banking agencies under applicable law.

                (2) "Change of Control" means (1) the sale of substantially all of Riggs National Corporation its affiliates and subsidiaries ("RNC") assets (2) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Act of 1933 (the "Act"), or of record, of securities of RNC representing twenty-five percent (25%) or more in the aggregate voting power of RNC's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) RNC or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) of RNC or of its subsidiaries, including a trust established pursuant to any such plan; (3) RNC is merged or consolidated with or into another corporation in any transaction or series of transactions, in which either (A) the persons who were the beneficial owners of RNC's voting securities immediately prior to such transaction do not beneficially own immediately after such transaction at least fifty percent (50%) of the total outstanding voting power of the surviving corporation or (B) any "person" (within the meaning of Section 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert is or becomes the direct, indirect or beneficial owner (within the meaning of Rule 13d-3 of the Act) of twenty-five percent (25%) or more of the aggregate voting power of resulting entity, provided that such person was not a twenty-five percent (25%) or more owner of RNC prior to the transaction nor transactions; or (4) RNC is liquidated or dissolved or adopts a plan of liquidation or dissolution. Notwithstanding the foregoing, a Change of Control will not result from (A) a transfer of RNC's voting securities by a person who is the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the voting securities of RNC (a "25 Percent Owner") to (i) a member of such 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) either during such 25 Percent Owner's lifetime or by will or the laws of descent and distribution;
(ii) any trust as to which the 25 Percent Owner or a member (or members) of 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; or (iv) any entity over which such 25 Percent Owner has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract, or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), that is funded by the 25 Percent Owner; or (B) the acquisition of voting securities of RNC or the resulting entity in the event of a merger or consolidation by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (a)(i)-(v) of this subsection.

                (3) "Highest Base Annual Compensation" shall mean Executive's highest base salary during the period of employment with Riggs as a senior executive officer, rounded to the next higher multiple of $500. Base annual salary shall not include bonus and other contingent compensation.

                (4) "Policy Proceeds" shall mean the death benefits payable under the Policy, net of any outstanding policy loans or cash withdrawals.

                (5) "Riggs' Investment in the Policy" shall mean an amount equal to the premiums paid from Riggs' funds less any policy loans, cash withdrawals, or refund of unearned premiums.

                (6) "Retirement" shall mean the first day of the month in which Executive retires from employment with Riggs and such retirement is under the terms of the Riggs Bank N.A. Amended Pension Plan (or its successor) either: (A) on or after his or her normal retirement date with a normal or late retirement pension; or (B) on or after attaining age 55, with at least ten years of service. Executive shall not be deemed to have retired during the period of time that he or she is receiving a disability benefit under such plan.

                (7) "Riggs' Interest in the Policy" at any given time shall mean an amount equal to the sum of: (A) Riggs' Investment in the Policy at such time; and (B) a return on Riggs' Investment in the Policy as it may have existed from time to time, calculated from the date of the first premium payment on the policy until the date Riggs receives its share of the Policy Proceeds from the insurer, at a rate equal to the greater of: seven percent per annum, compounded annually, or a rate two hundred basis points below the crediting rate applied by the Insurer to the accumulating cash value of the Policy, as determined from time to time by the Insurer (such rate of return being adjusted so that Riggs' return rate is no less than the rate described in this sentence after the payment of any and all income taxes payable by Riggs because of the receipt of the Policy Proceeds, or payments made by Executive under paragraph 8 below, assuming the maximum income tax rates payable by Riggs in the year such Policy Proceeds or payments are included in taxable income by Riggs).

                (8) "Termination for Good Reason" shall mean a voluntary termination by the Executive within six months of the date (i) Riggs has notified the Executive that the Executive has been transferred to a position with a permanent regular place of employment more than twenty-five (25) miles from the Executive's prior permanent regular place of employment, (ii) a material reduction by Riggs in the Executive's base rate of pay, or (iii) Riggs, without the consent of the Executive, implements a change in Executive's duties or responsibilities in the nature of a demotion. Reducing an Executive's title to below senior vice president (or equivalent title) shall in all cases be treated as a change in duties in the nature of a demotion.

           (e) Any refund of unearned premium as provided in the Policy shall be refunded in total to Riggs.

      8. Termination of Agreement. This Agreement shall terminate 31 days after the first to occur of the following events: (A) the receipt of a written notice of termination by either party from the other party to this Agreement, with or without the consent of the other party; or (B) except as provided in paragraph 7(c), the date of Executive's termination of employment with Riggs for any reason other than Retirement. If Riggs gives notice of its intent to terminate this Agreement under clause (A) above or Executive terminates employment with Riggs under clause (B) above, Executive shall have the right, until the termination of this Agreement, to purchase the Policy from Riggs by payment to Riggs of an amount equal to the greater of: (i) the cash surrender value of the Policy; or (ii) Riggs' Interest in the Policy. Upon receipt of the purchase price, Riggs shall execute such documents as may be required by the Insurer to transfer ownership of the Policy to Executive. Notwithstanding the first sentence of this paragraph, this Agreement shall terminate immediately upon receipt of the purchase price and transfer of ownership of the Policy to Executive. In the event of the termination of this Agreement under any circumstances whereby Executive cannot, or does not, purchase the Policy, Executive agrees, upon request to him or her by Riggs, to execute such documents as may be required by the Insurer to designate Riggs as sole beneficiary of the Policy (and Executive shall have no further right or interest in the Policy).

      9. Amendment or Revocation of Agreement. Notwithstanding Riggs' intent to continue this Agreement indefinitely and notwithstanding any other provision of this Agreement:

           (a) Before Executive's Retirement, Riggs retains the right to amend or terminate this Agreement at any time and for any reason, with or without the consent of Executive or any other person, even though the exercise of such right or rights would adversely affect or extinguish Executive's (or Executive's Named Beneficiary's) right to receive any benefits under this Agreement or Executive's right to change the Executive's Named Beneficiary under this Agreement; however, Riggs shall not terminate this Agreement or amend it in a manner that would adversely affect Executive's rights hereunder without Executive's consent,
unless  done  in  conjunction  with  a  substantially   similar  amendment,   or
termination, of the split dollar life insurance agreements of all or a significant group of Executives who are parties to similar split dollar life insurance agreements between Riggs and senior officers of Riggs.

           (b) On or after Executive's Retirement, Riggs shall not terminate this Agreement or amend it in any manner that adversely affects Executive's rights hereunder without Executive's consent.

           (c) Notwithstanding subparagraphs (a) and (b) above, no amendment or termination effected after Executive's death shall adversely affect the rights of Executive's Named Beneficiary under this Agreement, but an amendment or termination may be effective up to 60 days before Riggs notifies Executive of such action. See paragraph 16 below.

      10. Change of Control (Effective December 14, 1994): Upon the Change of Control of Riggs, as defined in Paragraph 7, the rights and duties of Riggs shall be modified in accordance with the provisions of this paragraph if the Executive is a Designated Participant.

           (a) Notwithstanding the provisions of paragraph 5 above, as soon as practicable after (but in no event later than 30 days following) a Change of Control, Riggs shall make an irrevocable contribution to the trust maintained to provide certain benefits under the SERP in an amount at least equal to the present value of premiums payable under the Policy with a face amount sufficient to pay the Executive's Named Beneficiary the benefits described in paragraph 7 above as of the date of the Change in Control.

           (b) Notwithstanding the provisions of paragraph 1, after a Change of Control, Riggs shall be limited in its ability to increase or decrease the face amount of the Policy. The face amount of the Policy shall be maintained so that it shall be not less than an amount sufficient to pay the Executive's Named Beneficiary the benefits described in paragraph 7 above.

           (c) Notwithstanding the provisions of paragraph 3 above, after a Change of Control, Riggs shall not be permitted to surrender the Policy, or to exercise any other ownership right in the Policy which would adversely affect or extinguish the payment of any benefits to which either the Executive or the Executive's Named Beneficiary would otherwise be entitled under this Agreement.

           (d) Notwithstanding the provisions of paragraph 6 above, after a Change of Control, Riggs shall not be permitted to make any further policy loans or withdrawals of the Policy cash value for any purpose, including, without limitation, the payment of premiums due or loan interest payments on outstanding policy loans.

      11.  Rights Under the Agreement.

           (a) Nothing in this Agreement shall confer upon Executive the right to continue in the employ of Riggs or shall interfere with or restrict in any way the rights of Riggs to discharge Executive at any time for any reason whatsoever, with or without good cause. Benefits payable under this Agreement shall not be considered salary or other compensation to Executive for the purpose of computing benefits to which Executive may be entitled under any pension or profit-sharing plan or any other arrangement of Riggs for the benefit of the Executive or for the benefit of its employees or any class of its employees.

           (b) The rights of Executive and Executive's Named Beneficiary under this Agreement shall be limited to the right to death benefits pursuant to paragraph 7, the right to designate a beneficiary for such benefits pursuant to paragraph 4, and the rights to terminate this Agreement and purchase the Policy pursuant to paragraph 8.

      12. Assignment. Executive (or his or her assignee) may, at any time, assign to any individual, trust or other organization all the Executive's right, title and interest in the Policy and all rights, options, privileges and duties created under this Agreement. All rights and obligations of this Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors or assigns.

      13. Named Fiduciary. The Riggs Bank N.A. Pension and Benefits Committee (or its successor) is hereby designated the "Named Fiduciary" until resignation or removal by Riggs' Board of Directors. The Named Fiduciary shall be responsible for, and shall have the sole discretion to decide all matters pertaining to the management, control, interpretation and administration of this Agreement. Such discretion includes, but is not limited to, determining the qualification for, and the amount of, benefits payable under this Agreement, and employment or retirement status. The Named Fiduciary shall apply its discretion in good faith and any decisions made in good faith shall be binding upon all parties to this Agreement. The Named Fiduciary may delegate to others certain aspects of the management and operational responsibilities of this Agreement, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

      14.  Claims Procedure.

           (a) (i) Claim forms or claim information as to the Policy can be obtained by contacting the Director of Human Resources of Riggs Bank N.A., at the address listed in paragraph 15(a) of this Agreement.

                (ii) When a claimant has a claim which may be covered under the Policy, he or she should contact the Named Fiduciary who will contact the office or the person named above, who will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. Under normal circumstances, the Insurer will evaluate the claim and make a decision as to payment within 45 days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to 90 days after receipt of the claim if prior to the end of the initial 45-day period the Named Fiduciary is furnished written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied within the applicable period of time set out above, the Named Fiduciary shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Policy on which the denial is based, and the claim review procedure under the Policy.

                (iii)If the claim is payable, a benefit check will be issued to Executive's Named Beneficiary in an amount equal to the benefits payable to such person(s) pursuant to paragraph 7 above and a benefit check will be issued to Riggs in an amount equal to the remaining Policy Proceeds. Benefit checks will be forwarded through the Director of Human Resources of Riggs Bank N.A.

                (iv) In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

                     (A)  First,  in the event  that the Named  Fiduciary  does
not  timely  receive  the  above-described   written  notification,   the  Named
Fiduciary's request for benefits shall be deemed to be denied as of the last day of the relevant period.

                     (B) Second, the Named Fiduciary shall, in its discretion, take any and all reasonable action as it deems necessary to perfect the claim.

           (b) (i) Once a decision has been rendered as to the distribution of proceeds under the claim procedure described above as to the Policy, claims for any benefits due under this Agreement may be made in writing by Riggs or the Executive's Named Beneficiary, as the case may be, to the Named Fiduciary. Under normal circumstances, a final decision on a claimant's request for benefits shall be made within 45 days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to 90 days after receipt of the claim if prior to the end of the initial 45-day period the claimant is furnished written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied, in whole or in part, within the applicable period of time set out above, the claimant shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Agreement on which the denial is based, and the claim review procedure under the Agreement.

                (ii) In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

                     (A) First, in the event that the claimant does not timely receive the above-described written notification, the claimant's request for benefits shall be deemed to be denied as of the last day of the relevant period.

                     (B) Second, a claimant is entitled to a full review of his or her claim after actual or constructive notification of a denial. A claimant desiring a review must make a written request to the Named Fiduciary requesting such a review, which may include whatever comments or arguments the claimant wishes to submit. Incident to the review, the claimant may represent himself or herself or appoint a representative to do so, and will have the right to inspect all documents pertaining to the issue. The Named Fiduciary, in its sole discretion, may schedule any meeting(s) with the claimant and/or the claimant's representative it deems necessary or appropriate to facilitate or expedite its review of a denied claim.

                (iii)A request for a review must be filed with the Named Fiduciary within 60 days after the denial of the claim for benefits was actually or constructively received by the claimant. If no request is received within the 60-day time limit, the denial of benefits will be final. However, if a request for review of a denied claim is timely filed, the Named Fiduciary must render its decision under normal circumstances within 45 days of the receipt of the request for review. In special circumstances the decision may be delayed if prior to expiration of the initial 45-day period the claimant is notified of the extension, but must in any event be rendered no later than 90 days after the receipt of the request. If the decision on review is not furnished to the claimant within the applicable time period(s) set out above, the claim shall be deemed denied on the last day of the relevant period. All decisions of the Named Fiduciary shall be in writing and shall include specific reasons for whatever action has been taken, and the provisions of the Agreement on which the decision is based.

      15. Notices. All notices required to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed (by registered or certified mail, return receipt requested and postage prepaid) as follows:

           (a)  If to Riggs, to:
                Riggs Bank N.A.
                800 17th Street, N.W.
                4th Floor, Human Resources
                Washington, D.C.  20006
                Attention:Director of Human Resources
                          of Riggs Bank N.A.

           (b) If to Executive, to: The Executive at the last known address contained in the records of Riggs' Human Resources Department.

or to such other person at such other address as the party to whom notice is to be given may have furnished to the other party in writing from time to time. If mailed, any such communication shall be deemed to have been given on the third business day following the date on which it was posted.

      16. Entire Agreement. This Agreement sets forth the entire understanding between the parties. No subsequent changes or amendments to this Agreement shall be binding unless they are in writing, signed by Riggs, and notice of such change has been duly given to the Executive no later than 60 days following the date of such action. If notice of a change or amendment is provided by the date stipulated in the immediately preceding sentence, the effective date of such change or amendment shall be as provided in the change or amendment, and shall not be delayed until the date of the notice.

      17. Severability and Enforcement. If any provision of this Agreement is void or unenforceable, or so declared, that provision shall be severed from this Agreement, which shall otherwise remain in full force and effect.

      18. Governing Law. The provisions of this Agreement shall be construed and enforced according to the laws of the District of Columbia.

      19. Insurer Not A Party To Agreement. Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein described upon receiving an executed copy of this Agreement. Payment or other performance of its contract obligations in accordance with the terms of the Policy shall completely discharge the Insurer from all claims, suits and demands of all persons whatsoever.

      20. Withholding. Riggs shall withhold from Executive's current compensation or require Executive to remit to Riggs any amount required to be withheld under applicable Federal, State, or local law during the term of this Agreement.

      21.  Exclusions.

           (a) Except as expressly provided in this paragraph 21, Executive's Named Beneficiary shall receive benefits under paragraph 7 of this Agreement only from Policy Proceeds and Riggs shall have no liability or obligation other than the duty to make premium payments as provided in paragraph 5 and 10(a) of the Agreement. If the Insurer does not pay the full amount of the death benefit otherwise due under the Policy, Policy Proceeds shall be divided as follows:

                (i) If the reduced payment is because (A) misrepresentations, whether or not intentional, have been made by Executive or someone acting on behalf of Executive in the process of applying for the Policy, or (B) Executive, whether sane or insane, dies by suicide within two years from the issue date of the Policy (or within two years from the issue date of an Unscheduled Increase, as defined in paragraph 21(b) below, in the face amount of the Policy), Executive's Named Beneficiary shall be entitled to receive the lesser of (C) the amount of Policy Proceeds applicable under paragraph 7, or (D) the amount of Policy Proceeds payable in excess of Riggs' Interest in the Policy, rather than the otherwise applicable amount under paragraph 7.

                (ii) If the reduced payment is due to a failure by Riggs to comply with the terms of this Agreement, Executive's Named Beneficiary shall receive benefits in accordance with paragraph 7.

                (iii)If the cause of the reduced payments is not described in either paragraphs 21(a)(i) or (ii) above and the amount of Policy Proceeds is less than the sum of the amount described in paragraph 7, as the case may be, and Riggs' Interest in the Policy, Riggs and Executive's Named Beneficiary shall divide the reduced payment in the same ratio as the Policy Proceeds would have been divided under paragraph 7 had the amount of Policy Proceeds equaled the sum of the amount described in paragraph 7, as the case may be, and Riggs' Interest in the Policy. If the cause of the reduced payments is not described in either paragraph 21(a)(i) or (ii) above and the amount of Policy Proceeds is greater than or equal to the sum of the amount described in paragraph 7, and Riggs' Interest in the Policy, Executive's Named Beneficiary shall receive benefits in accordance with paragraph 7.

           (b) Riggs will use its best efforts to maintain an amount of insurance sufficient to pay Executive's Named Beneficiary the benefits described in paragraph 7, and to recover Riggs' Interest in the Policy. Accordingly, the face amount of the Policy is scheduled to increase for estimated increases in Executive's compensation and Riggs' Interest in the Policy ("Scheduled Increases"). Riggs may also attempt to cause Unscheduled Increases (increases in the face amount of the Policy that are not Scheduled Increases) in the Policy if necessary to maintain the appropriate face amount of insurance. If such an Unscheduled Increase requires evidence of insurability and Riggs is unable to purchase the increased coverage under the Policy with an underwriting rating no worse than standard risk, or the rating used to initially purchase the Policy if that rating was less favorable than standard risk, Riggs shall not be obligated to purchase such increased coverage and Executive's Named Beneficiary shall be entitled to receive the lesser of (i) the amount of Policy Proceeds described in paragraph 7, as the case may be, or (ii) the amount of Policy Proceeds payable in excess of Riggs' Interest in the Policy, rather than the otherwise applicable amount under paragraph 7.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     "NAME"


                                    -----------------------------
                                    Executive's Signature





                                    RIGGS BANK N.A.


                                    By: __________________________

                                    Title:
                                          ------------------------
                                      -13-

                               SCHEDULE A

      Pursuant to the SPLIT DOLLAR LIFE INSURANCE AGREEMENT (the "Agreement") dated , 1998 by and between "NAME" ("Executive") and RIGGS BANK N.A., the following described or attached policy of life insurance shall be subject to the provisions of the Agreement.


      Insurer:                 ______________________________

      Policy Number:           ______________________________

      Policy Issue Date:       ______________________________

                          SENIOR EXECUTIVE
                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT


      THIS SPLIT DOLLAR LIFE INSURANCE AGREEMENT ("the Agreement"), is made as of , 1998 by and between ("Executive") and RIGGS BANK N.A., its affiliates and subsidiaries and its successors or assigns ("Riggs"). The Agreement is effective as of , without the consent of the Executive, in accordance with Paragraph 9(a) of the Agreement and restates and replaces any prior Split Dollar Agreement between Riggs and Executive.

                               RECITALS:

      Executive is an employee of Riggs, or one of its affiliated companies (collectively, "Riggs"), holding the title of senior vice president or a more senior title.

      Riggs has determined that it is in the best interest of Riggs and the senior officers of Riggs to establish and maintain a split dollar life insurance program. Riggs desires to encourage Executive to remain in Riggs employ by entering into a split dollar life insurance agreement with Executive.

      Executive consents to Riggs' purchasing insurance on the life of Executive and agrees to participate in the split dollar life insurance program as hereinafter provided by entering into this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Purchase of Insurance. Riggs shall acquire a life insurance policy (the "Policy") on the life of Executive with a face amount not less than an amount sufficient to pay the Executive's Named Beneficiary (as defined in paragraph 4 below) the benefits described in paragraph 7(a)(i) below and to recover Riggs' Interest in the Policy (as defined in paragraph 7 below), which Policy is described on the attached Schedule A (the issuer of the Policy shall hereinafter be referred to as the "Insurer"). Riggs may increase or decrease the face amount of the Policy from time to time and may apply earnings on the accumulating cash value of the Policy in excess of the guaranteed rate for the purpose of carrying out the objectives of this Agreement in such manner as it shall determine in its sole discretion. In the event of such increased or decreased coverage, the rights, duties and benefits of the parties to such coverage shall continue to be subject to the terms of this Agreement.

2. Application and Consent. Executive hereby consents to the purchase of the Policy and agrees to answer all questions concerning his or her insurability and to submit such evidence of insurability as may be required by the Insurer on such form(s) as Riggs shall provide. If Riggs elects to increase the face amount of the Policy for the purpose of carrying out the objectives of the Agreement, Executive hereby agrees to answer all questions concerning his or her insurability and to submit such evidence of insurability as may be required by the Insurer (including such medical examinations as may be required) and to execute any other documents as may be required by the Insurer to effectuate the increase.

3. Ownership of Policy. The Policy shall be owned by Riggs. Executive shall have the beneficiary designation rights contained in paragraph 4 of this Agreement, but except as otherwise provided herein, each and every other right of ownership of the Policy shall be reserved to Riggs even though the exercise of such right or rights would adversely affect or extinguish the payment of any benefits to which Executive or the Executive's Named Beneficiary would otherwise be entitled to under this Agreement or the Policy or the right of Executive to designate a beneficiary pursuant to paragraph 4 hereof.

4.    Beneficiary  Designation  Rights.  Executive  shall  have the  right  and power to designate, in writing and on such form(s) as Riggs shall provide, a beneficiary or beneficiaries ("Executive's Named Beneficiary") to receive the amounts described in paragraph 7, and to elect and change a payment option for such beneficiary. Any change in beneficiary or payment option shall become effective as provided in the terms of the Policy. If Executive fails to make a valid notification or if the Executive's Named Beneficiary fails to survive Executive or otherwise fails to receive the amounts described in paragraph 7, Executive's Named Beneficiary shall be the personal representative of Executive's estate.

5. Premium Payments. Riggs shall remit each premium due on the Policy in accordance with the mode of premium payment as provided in the Policy on or before the due date provided therein.

6. Policy Loans or Cash Withdrawals. Riggs alone shall have the right, without the consent of Executive, to make policy loans or withdrawals of the Policy cash value, but Riggs shall not permit the indebtedness on the Policy or withdrawals to exceed Riggs' Investment in the Policy (as defined in paragraph 7 below).

7. Division of Death Proceeds of Policy; Definitions. Except as provided in paragraph 20 below, Policy Proceeds shall be divided as provided in this paragraph 7.

1.    Pre-Retirement Division.

1. If Executive dies before Retirement, Executive's Named Beneficiary shall be entitled to an amount of the Policy Proceeds equal to three times Executive's Highest Base Annual Compensation.

2. Riggs shall receive any remaining Policy Proceeds.

2.    Post-Retirement Division.

1. If Executive dies on or after Retirement, Executive's Named Beneficiary shall be entitled to an amount of the Policy Proceeds equal to one and one-half times Executive's Highest Base Annual Compensation.

2. Riggs shall receive any remaining Policy Proceeds.

3. Definitions. For purposes of this Agreement:

1. "Highest Base Annual Compensation" shall mean Executive's highest base salary during the period of employment with Riggs as a senior executive officer, rounded to the next higher multiple of $500. Base annual salary shall not include bonus and other contingent compensation.

2. "Policy Proceeds" shall mean the death benefits payable under the Policy, net of any outstanding policy loans or cash withdrawals.

3. "Riggs' Investment in the Policy" shall mean an amount equal to the premiums paid from Riggs' funds less any policy loans, cash withdrawals, or refund of unearned premiums.

4.    "Retirement"  shall  mean the first  day of the month in which  Executive retires from employment with Riggs and such retirement is under the terms of the Riggs Bank N.A. Amended Pension Plan (or its successor) either: (A) on or after his or her normal retirement date with a normal or late retirement pension; or
                (B) on or after attaining age 55, with at least ten years of service. Executive shall not be deemed to have retired during the period of time that he or she is receiving a disability benefit under such plan.

5.    "Riggs'  Interest  in the  Policy" at any given time shall mean an amount equal to the sum of: (A) Riggs' Investment in the Policy at such time; and (B) a return on Riggs' Investment in the Policy as it may have existed from time to time, calculated from the date of the first premium payment on the policy until the date Riggs receives its share of the Policy Proceeds from the insurer, at a rate equal to the greater of: seven percent per annum, compounded annually, or a rate two hundred basis points below the crediting rate applied by the Insurer to the accumulating cash value of the Policy, as determined from time to time by the Insurer (such rate of return being adjusted so that Riggs' return rate is no less than the rate described in this sentence after the payment of any and all income taxes payable by Riggs because of the receipt of the Policy
                Proceeds, or payments made by Executive under paragraph 8 below, assuming the maximum income tax rates payable by Riggs in the year such Policy Proceeds or payments are included in taxable income by Riggs).

8. Termination of Agreement. This Agreement shall terminate 31 days after the first to occur of the following events: (A) the receipt of a written notice of termination by either party from the other party to this Agreement, with or without the consent of the other party; or (B) the date of Executive's termination of employment with Riggs for any reason other than Retirement. If Riggs gives notice of its intent to terminate this Agreement under clause (A) above or Executive terminates employment with Riggs under clause (B) above, Executive shall have the right, until the termination of this Agreement, to purchase the Policy from Riggs by payment to Riggs of an amount equal to the greater of: (i) the cash surrender value of the Policy; or (ii) Riggs' Interest in the Policy. Upon receipt of the purchase price, Riggs shall execute such documents as may be required by the Insurer to transfer ownership of the Policy to Executive. Notwithstanding the first sentence of this paragraph, this Agreement shall terminate immediately upon receipt of the purchase price and transfer of ownership of the Policy to Executive. In the event of the termination of this Agreement under any circumstances whereby Executive cannot, or does not, purchase the Policy, Executive agrees, upon request to him or her by Riggs, to execute such documents as may be required by the Insurer to designate Riggs as sole beneficiary of the Policy (and Executive shall have no further right or interest in the Policy).

9.    Amendment or  Revocation of  Agreement.  Notwithstanding  Riggs' intent to
      continue  this  Agreement   indefinitely  and  notwithstanding  any  other
      provision of this Agreement:

1.    Before  Executive's  Retirement,  Riggs  retains  the  right  to amend or terminate this Agreement at any time and for any reason, with or without the consent of Executive or any other person, even though the exercise of such right or rights would adversely affect or extinguish Executive's (or Executive's Named Beneficiary's) right to receive any benefits under this Agreement or Executive's right to change the Executive's Named Beneficiary under this Agreement; however, Riggs shall not terminate this Agreement or amend it in a manner that would adversely affect Executive's rights hereunder without Executive's consent, unless done in conjunction with a substantially similar amendment, or termination, of the split dollar life insurance agreements of all or a significant group of Executives who are parties to similar split dollar life insurance agreements between Riggs and senior officers of Riggs.

2.         On or after  Executive's  Retirement,  Riggs shall not terminate this
           Agreement  or  amend  it  in  any  manner  that   adversely   affects
           Executive's rights hereunder without Executive's consent.

3. Notwithstanding subparagraphs (a) and (b) above, no amendment or termination effected after Executive's death shall adversely affect the rights of Executive's Named Beneficiary under this Agreement, but an amendment or termination may be effective up to 60 days before Riggs notifies Executive of such action. See paragraph 15 below.

10.   Rights Under the Agreement.

1.    Nothing  in this  Agreement  shall  confer  upon  Executive  the right to continue in the employ of Riggs or shall interfere with or restrict in any way the rights of Riggs to discharge Executive at any time for any reason whatsoever, with or without good cause. Benefits payable under this Agreement shall not be considered salary or other compensation to Executive for the purpose of computing benefits to which Executive may be entitled under any pension or profit-sharing plan or any other arrangement of Riggs for the benefit of the Executive or for the benefit of its employees or any class of its employees.

2. The rights of Executive and Executive's Named Beneficiary under this Agreement shall be limited to the right to death benefits pursuant to paragraph 7, the right to designate a beneficiary for such benefits pursuant to paragraph 4, and the rights to terminate this Agreement and purchase the Policy pursuant to paragraph 8.

11. Assignment. Executive (or his or her assignee) may, at any time, assign to any individual, trust or other organization all the Executive's rights, title and interest in the Policy and all rights, options, privileges and duties created under this Agreement. All rights and obligations of this Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors or assigns.

12. Named Fiduciary. The Riggs Bank N.A. Pension and Benefits Committee (or its successor) is hereby designated the "Named Fiduciary" until resignation or removal by Riggs' Board of Directors. The Named Fiduciary shall be responsible for, and shall have the sole discretion to decide all matters pertaining to the management, control, interpretation and administration of this Agreement. Such discretion includes, but is not limited to, determining the qualification for, and the amount of, benefits payable under this Agreement, and employment or retirement status. The Named Fiduciary shall apply its discretion in good faith and any decisions made in good faith shall be binding upon all parties to this Agreement. The Named Fiduciary may delegate to others certain aspects of the management and operational responsibilities of this Agreement, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

13.   Claims Procedure.

1.    i.        Claim  forms  or  claim  information  as to the  Policy  can be obtained by contacting the Director of Human Resources of Riggs Bank N.A. at the address listed in paragraph 14(a) of this Agreement.

           ii. When a claimant has a claim which may be covered under the Policy, he or she should contact the Named Fiduciary who will contact the office or the person named above, who will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. Under normal circumstances, the Insurer will evaluate the claim and make a decision as to payment within 45 days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to 90 days after receipt of the claim if prior to the end of the initial 45-day period the Named Fiduciary is furnished written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied within the applicable period of time set out above, the Named Fiduciary shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Policy on which the denial is based, and the claim review procedure under the Policy.

           iii. If the claim is payable, a benefit check will be issued to Executive's Named Beneficiary in an amount equal to the benefits payable to such person(s) pursuant to paragraph 7 above and a benefit check will be issued to Riggs in an amount equal to the remaining Policy Proceeds. Benefit checks will be forwarded through the Director of Human Resources of Riggs Bank N.A.

           iv. In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

                (1) First, in the event that the Named Fiduciary does not timely receive the above-described written notification, the Named Fiduciary's request for benefits shall be deemed to be denied as of the last day of the relevant period.

                (2) Second, the Named Fiduciary shall, in its discretion, take any and all reasonable action as it deems necessary to perfect the claim.

2.    i.        Once a decision  has been  rendered as to the  distribution  of proceeds under the claim  procedure  described  above as to the
                Policy,  claims for any benefits due under this  Agreement  may
                be  made  in  writing  by  Riggs  or  the   Executive's   Named
                Beneficiary,  as the case may be, to the Named Fiduciary. Under normal circumstances,  a final decision on a claimant's request for benefits  shall be made within 45 days after receipt of the claim.  However, if special  circumstances require an extension of time to process a claim,  a final  decision  may be deferred up to 90 days  after  receipt  of the claim if prior to the end of the initial 45-day period the claimant is furnished  written notice of the special  circumstances  requiring  the  extension and the anticipated  date of a final decision.  If the claim is denied,  in whole or in part,  within the applicable  period of
                time  set  out  above,   the  claimant  shall  receive  written
                notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Agreement on which the denial is based, and the claim review procedure under the Agreement.

           ii. In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

                (1) First, in the event that the claimant does not timely receive the above-described written notification, the claimant's request for benefits shall be deemed to be denied as of the last day of the relevant period.

                (2) Second, a claimant is entitled to a full review of his or her claim after actual or constructive notification of a denial. A claimant desiring a review must make a written request to the Named Fiduciary requesting such a review, which may include whatever comments or arguments the claimant wishes to submit. Incident to the review, the claimant may represent himself or herself or appoint a representative to do so, and will have the right to inspect all documents pertaining to the issue. The Named Fiduciary, in its sole discretion, may schedule any meeting(s) with the claimant and/or the claimant's representative it deems necessary or appropriate to facilitate or expedite its review of a denied claim.

           iii. A request for a review must be filed with the Named Fiduciary within 60 days after the denial of the claim for benefits was actually or constructively received by the claimant. If no request is received within the 60-day time limit, the denial of benefits will be final. However, if a request for review of a denied claim is timely filed, the Named Fiduciary must render its decision under normal circumstances within 45 days of the receipt of the request for review. In special circumstances the decision may be delayed if prior to expiration of the initial 45-day period the claimant is notified of the extension, but must in any event be rendered no later than 90 days after the receipt of the request. If the decision on review is not furnished to the claimant within the applicable time period(s) set out above, the claim shall be deemed denied on the last day of the relevant period. All decisions of the Named Fiduciary shall be in writing and shall include specific reasons for whatever action has been taken, and the provisions of the Agreement on which the decision is based.

14. Notices. All notices required to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed (by registered or certified mail, return receipt requested and postage prepaid) as follows:

1.    If to Riggs, to:
           Riggs Bank N.A.
           800 17th Street, N.W.
           4th Floor, Human Resources
           Washington, D.C.  20006
           Attention:Director of Human Resources
                     of Riggs Bank N.A.

2. If to Executive, to:
           The Executive at the last known address contained in the records of Riggs Bank N.A.'s Human Resources Department.

      or to such other person at such other address as the party to whom notice is to be given may have furnished to the other party in writing from time to time. If mailed, any such communication shall be deemed to have been given on the third business day following the date on which it was posted.

15. Entire Agreement. This Agreement sets forth the entire understanding between the parties. No subsequent changes or amendments to this Agreement shall be binding unless they are in writing, signed by Riggs, and notice of such change has been duly given to the Executive no later than 60 days following the date of such action. If notice of a change or amendment is provided by the date stipulated in the immediately preceding sentence, the effective date of such change or amendment shall be as provided in the change or amendment, and shall not be delayed until the date of the notice.

16. Severability and Enforcement. If any provision of this Agreement is void or unenforceable, or so declared, that provision shall be severed from this Agreement, which shall otherwise remain in full force and effect.

17. Governing Law. The provisions of this Agreement shall be construed and enforced according to the laws of the District of Columbia.

18. Insurer Not A Party To Agreement. Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein described upon receiving an executed copy of this Agreement. Payment or other performance of its contract obligations in accordance with the terms of the Policy shall completely discharge the Insurer from all claims, suits and demands of all persons whatsoever.

19. Withholding. Riggs shall withhold from Executive's current compensation or require Executive to remit to Riggs any amount required to be withheld under applicable Federal, state, or local law during the term of this Agreement.

20.   Exclusions.

1. Except as expressly provided in this paragraph 20, Executive's Named Beneficiary shall receive benefits under paragraph 7 of this Agreement only from Policy Proceeds and Riggs shall have no liability or obligation other than the duty to make premium payments as provided in paragraph 5 of the Agreement. If the Insurer does not pay the full amount of the death benefit otherwise due under the Policy, Policy Proceeds shall be divided as follows:

           i. If the reduced payment is because (A) misrepresentations, whether or not intentional, have been made by Executive or someone acting on behalf of Executive in the process of applying for the Policy, or (B) Executive, whether sane or insane, dies by suicide within two years from the issue date of the Policy (or within two years from the issue date of an Unscheduled Increase, as defined in paragraph 20(b) below, in the face amount of the Policy), Executive's Named Beneficiary shall be entitled to receive the lesser of (C) the amount of Policy Proceeds applicable under paragraph 7, or (D) the amount of Policy Proceeds payable in excess of Riggs' Interest in the Policy, rather than the otherwise applicable amount under paragraph 7.

           ii. If the reduced payment is due to a failure by Riggs to comply with the terms of this Agreement, Executive's Named Beneficiary shall receive benefits in accordance with paragraph 7.

           iii. If the cause of the reduced payments is not described in either paragraphs 20(a)(i) or (ii) above and the amount of Policy Proceeds is less than the sum of the amount described in paragraph 7, as the case may be, and Riggs' Interest in the Policy, Riggs and Executive's Named Beneficiary shall divide the reduced payment in the same ratio as the Policy Proceeds would have been divided under paragraph 7 had the amount of Policy Proceeds equaled the sum of the amount described in paragraph 7, as the case may be, and Riggs' Interest in the Policy. If the cause of the reduced payments is not described in either paragraph 20(a)(i) or (ii) above and the amount of Policy Proceeds is greater than or equal to the sum of the amount described in paragraph 7, and Riggs' Interest in the Policy, Executive's Named Beneficiary shall receive benefits in accordance with paragraph 7.

2.    Riggs  will use its best  efforts  to  maintain  an amount  of  insurance sufficient to pay Executive's Named Beneficiary the benefits described in paragraph 7, and to recover Riggs' Interest in the Policy. Accordingly, the face amount of the Policy is scheduled to increase for estimated increases in Executive's compensation and Riggs' Interest in the Policy ("Scheduled Increases"). Riggs may also attempt to cause Unscheduled Increases (increases in the face amount of the Policy that are not Scheduled Increases) in the Policy if necessary to maintain the appropriate face amount of insurance. If such an Unscheduled Increase requires evidence of insurability and Riggs is unable to purchase the increased coverage under the Policy with an underwriting rating no worse than standard risk, or the rating used to initially purchase the Policy if that rating was less favorable than standard risk, Riggs shall not be obligated to purchase such increased coverage and Executive's Named Beneficiary shall be entitled to receive the lesser of (i) the amount of Policy Proceeds described in paragraph 7, as the case may be, or (ii) the amount of Policy Proceeds payable in excess of Riggs' Interest in the Policy, rather than the otherwise applicable amount under paragraph 7.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.





                     ------------------------------------------------
                     Executive's Signature



                     RIGGS BANK N.A.


                     By:


                     Title:
                                      -25-

                               SCHEDULE A


      Pursuant to the SPLIT DOLLAR LIFE INSURANCE AGREEMENT (the Agreement") dated , 1998 by and between ("Executive") and RIGGS BANK N.A. ("Riggs"), the following described or attached policy of life insurance shall be subject to the provisions of the Agreement.


      Insurer:

      Policy Number:

                              SENIOR VICE PRESIDENT
                SUPPLEMENTAL DEATH BENEFIT AGREEMENT


      THIS  SUPPLEMENTAL  DEATH BENEFIT  AGREEMENT (the "Agreement") is made as
of     the     day     of     ,     1997,     by     and     between     "NAME"
("Executive") and RIGGS BANK N.A. ("Riggs").

                              RECITALS:

      A. Executive is an employee of Riggs, or one of its wholly owned subsidiaries (collectively, "Riggs"), currently holding the title of senior vice-president or amore senior title and has been a full-time employee of Riggs for at least seven years.

      B. Riggs has determined that it is in the best interest of Riggs and the vice-presidents of Riggs to establish this death benefit program for the vice-presidents, which may provide the Executive's Named Beneficiary with a supplemental death benefit in the event Riggs receives death benefits from the life insurance policy that is the subject matter of the Senior Vice President Split Dollar Life Insurance Agreement between Executive and Riggs of even date therewith (the "Policy") in excess of a predetermined formula amount. Riggs also desires to encourage Executive to remain in Riggs' employ by entering into this Agreement with Executive. Executive consents to Riggs purchasing such insurance.

      C. Executive recognized that there may be no excess death benefits from the Policy and no supplemental death benefits payable under this Agreement. In addition, any benefits under this Agreement are unfunded and will be paid from the general assets of Riggs. Executive and Executive's Named Beneficiary (as defined in paragraph 2 below) have no claim or right to any life insurance policy, or proceeds therefrom, because of this Agreement and any reference to a life insurance policy in this Agreement is only for purposes of measuring the amount of the benefits, if any, payable by Riggs.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1.   Death Benefits.

           (a)  Pre-Retirement Death Benefit.

           If Executive  dies before  Retirement  (as defined in paragraph  1(c)
(iv) below), Riggs shall pay to the Executive's Named Beneficiary (as defined in paragraph 2 below) an amount equal to the lesser of:

                (i) one-half of Executive's Base Annual Compensation (as defined in paragraph (1)(c)(i) below); or

                (ii) the excess of the Policy Proceeds (as defined in paragraph 1 (c) (ii) below), if any, over the sum of:

                     (A) an amount equal to three time Executive's Base Annual Compensation, less the amount payable to Executive's beneficiary under any group term life insurance plan of Riggs; and

                     (B) an amount equal to the sum of: (1) Riggs'
Investment in the Policy at such time; and (2) a return on Riggs' Investment in the Policy as it may have existed from time to time, calculated from the date of the first premium payment by Riggs on the Policy until the date Riggs receives it share of the Policy Proceeds from the Insurer, at a rate equal to the greater of: seven percent per annum, compounded annually, or a rate two hundred basis points below the crediting rate applied by the Insurer to the accumulating cash value of the Policy, as determined from time to time by the Insurer (such rate of return being adjusted so that Riggs' return rate is no less than the rate described in this sentence after the payment of any and all income taxes payable by Riggs because of the receipt of the Policy Proceeds, assuming the maximum marginal income tax rate payable by Riggs in the year such proceeds are included in taxable income by Riggs).

           (b)  Post-Retirement Death Benefit.

           If Executive dies on or after Retirement, Riggs shall pay to Executive's Named Beneficiary an amount equal to the lesser of:

                (i)  one-half of Executive's Base Annual Compensation; or

                (ii) the excess of the Policy Proceeds, if any over the sum of:

                     (A)  an   amount   equal   to  one  and   one-half   times
Executive's Base Annual Compensation determined as of Executive's date of retirement, less the amount payable to Executive's beneficiary under any group term life insurance plan of Riggs; and

                     (B) an amount equal to the sum of: (1) Riggs'
Investment in the Policy at such time; and (2) a return on Riggs' Investment in the Policy as it may have existed from time to time, calculated from the date of the first premium payment by Riggs on the Policy until the date Riggs receives its share of the Policy Proceeds from the Insurer, at a rate equal to the greater of: seven percent per annum, compounded annually, or a rate two hundred basis points below the crediting rate applied by the Insurer to the accumulating cash value of the Policy, as determined from time to time by the Insurer (such rate of return being adjusted so that Riggs' return rate is no less than the rate described in this sentence after the payment of any and all income taxes payable by Riggs because of the receipt of the Policy Proceeds, assuming the maximum marginal income tax rate payable by Riggs in the year such proceeds are included in taxable income by Riggs).

           (c) For purpose of this Agreement:

                (i) "Base Annual Compensation" shall mean Executive's annual base salary excluding bonus and other contingent compensation, rounded to the next higher multiple of $500, as of Executive's date of death if Executive dies before Retirement and as of Retirement if Executive dies on or after Retirement.

                (ii) "Policy Proceeds" shall mean the death benefits payable under the life insurance policy purchased by Riggs on the life of the Executive pursuant to the Split Dollar Life Insurance Agreement between Executive and Riggs executed on even date herewith, net of any outstanding policy loans or cash withdrawals.

                (iii)"Bank's Investment in the Policy" shall mean an amount equal to the premiums paid from Riggs funds  less any policy  loans,  cash
withdrawals or refunds of unearned premiums.

                (iv) "Retirement" shall mean the first day of the month in which Executive retires from employment with Riggs and on or prior to the date of retirement, Executive either: (A) had attained age 65; or (B) had attained age 55 and been a full-time employee of Riggs for at least ten years. Executive shall not be deemed to have retired during the period of time that he or she is receiving a disability benefit under the terms of The Riggs National Bank Amended Pension Plan (or its successor).

      2. Executive's Designated Beneficiary. Executive shall have the right and power to designate, in writing and on such form(s) as Riggs shall provide, a beneficiary or beneficiaries ("Executive's Designated Beneficiary") to receive the amounts described in paragraphs 1(a) or 1(b), as the case may be, and Executive shall retain the right to change such beneficiary or beneficiaries at any time prior to Executive's death. No beneficiary election or change of an election shall be effective until received in writing by Riggs. If Executive fails to make a valid notification or if the Executive's Designated Beneficiary fails to survive Executive or otherwise fails to receive the applicable amounts described in paragraph 1, Executive's Designated Beneficiary shall be the personal representative of Executive's estate.

      3. Termination of Agreement.This Agreement shall terminate 31 days after the first to occur of the following events: (a) the receipt of a written notice of termination by either party from the other party to this Agreement, with or without the consent of the other party; or (b) the date of Executive's termination of employment with Riggs for any reason other than Retirement.
Notwithstanding the immediately preceding sentence, this Agreement shall terminate immediately upon the transfer to Executive of ownership of the life insurance policy which is the subject of the Senior Vice President Split Life Insurance Agreement between Riggs and Executive executed on even date herewith.

      4. Amendment or Revocation of Agreement. Notwithstanding Riggs' intent to continue this Agreement indefinitely and notwithstanding any other provision of this Agreement:

           (a) Riggs retains the right to amend or terminate this Agreement at any time and for any reason, without the consent of Executive or any other person, even though the exercise of such right or rights would adversely affect or extinguish Riggs' obligation to pay any benefits pursuant to paragraph 1 hereof or Executive's right to change the Executive's Designated Beneficiary pursuant to paragraph 2 hereof; however, Riggs shall not terminate this Agreement or amend it in a manner that would adversely affect Executive's rights hereunder, without Executive's consent, unless done in conjunction with a substantially similar amendment, or termination, of the supplemental death benefit agreements of all or a significant group of Executives who are parties to similar supplemental death benefit agreements between Riggs and vice-presidents of Riggs.

           (b) Notwithstanding subparagraph (a) above, no amendment or termination effected after Executive's death shall adversely affect the rights of Executive's Designated Beneficiary under this Agreement, but an amendment or termination may be effective up to 60 days before Riggs notifies Executive of such action. See paragraph 9 below.

      5.   Rights Under the Agreement.

           (a) The rights of Executive and Executive's Designated Beneficiary under this Agreement shall be limited to the right to death benefits pursuant to paragraph 1 and the right to designate a beneficiary for such benefits pursuant to paragraph 2. Participation in this Agreement and the right to receive payments under this Agreement shall not give Executive or Executive's Designated Beneficiary any proprietary interest in Riggs or any of its assets. Executive and Executive's Designated Beneficiary have no claim or right to any life insurance policy, or proceeds therefrom, because of this Agreement and any reference to a life insurance policy in this Agreement is only for purposes of measuring the amount of the benefits, if any, payable by Riggs. No trust fund shall be created in connection with this Agreement, and there shall be no required funding of amounts that may become payable under this Agreement. No fiduciary relationship between Riggs and Executive is created by this Agreement and Executive and Executive's Designated Beneficiary shall, for all purposes, be general creditors of Riggs. The interest of Executive and Executive's Designated Beneficiary in this Agreement cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of their creditors.

           (b) Nothing in this Agreement shall confer upon Executive the right to continue in the employ of Riggs or shall interfere with or restrict in any way the rights of Riggs to discharge Executive at any time for any reason whatsoever, with or without good cause.

           (c) Benefits payable under this Agreement shall not be considered salary or other compensation to Executive for the purpose of computing benefits to which Executive may be entitled under any pension or profit-sharing plan or any other arrangement of Riggs for the benefit of Executive or for the benefit of its employees or any class of its employees.

      6. Assignment. Subject to the provisions of paragraph 4(a), all rights and obligations of this Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors or assigns.

      7. Administration.The Riggs Bank N.A. Committee (or its successor, hereafter the "Administrator") shall be the "Named Fiduciary" and shall be responsible for, and shall have the sole discretion to decide all matters pertaining to, the management, control, interpretation and administration of this Agreement. Such discretion includes, but is not limited to, determining the qualification for, and the amount of benefits payable under this Agreement, and employment or retirement status. The Administrator shall apply its discretion in good faith and any decisions made in good faith shall be binding upon all parties to this Agreement. The Administrator may delegate to others certain aspects of the management and operational responsibilities of this Agreement, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

      8.   Claims Procedure.

           (a) When a claimant has a claim which may be covered under the Agreement, a claim should be submitted to Riggs' Human Resources office. Under normal circumstances, a final decision on a claimant's request for benefits shall be made within 45 days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to 90 days after receipt of the claim if prior to the end of the initial 45-day period the claimant is furnished written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied within the applicable period of time set out above, the claimant shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Agreement on which the denial is based, and the claim review procedure under the Agreement.

           (b) In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

                (i) First, in the event that the claimant does not timely receive the above-described written notification, the claimant's request for benefits shall be deemed to be denied as of the last day of the relevant period and the claimant shall be entitled to a full review of his or her claim by the Administrator.

                (ii)  Second,  a claimant is entitled to a full review of his or her claim after actual or constructive notification of a denial. A claimant desiring a review must make a written request to the Administrator requesting such a review, which may include whatever comments or arguments the claimant wishes to submit. Incident to the review, the claimant may represent himself or herself or appoint a representative to do so, and will have the right to inspect all documents pertaining to the issue. The Administrator, in its sole discretion, may schedule any meeting(s) with the claimant and/or the claimant's representative it deems necessary or appropriate to facilitate or expedite its review of a denied claim.

           (c) A request for review must be filed with the Administrator within 60 days after the denial of the claim for benefits was actually or constructively received by the claimant. If no request is received within the 60-day time limit, the denial of benefits will be final. However, if a request for review of a denied claim is timely filed, the Administrator must render its decision under normal circumstances within 45 days of the receipt of the request for review. In special circumstances the decision may be delayed if prior to expiration of the initial 45-day period the claimant is notified of the extension, but must in any event be rendered no later than 90 days after the receipt of the request. If the decision on review is not furnished the claimant within the applicable time period(s) set out above, the claim shall be deemed denied on the last day of the relevant period. All decisions of the
Administrator shall be in writing and shall include specific reasons for whatever action has been taken, and the provisions of the Agreement on which the decision is based.

           (d)  This  Agreement  shall  be  construed   consistently   with  the
construction applied to the payments of death benefits under the Policy.

      9. Notices. All notices required to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed (by registered or certified mail, return receipt requested and postage prepaid) as follows:

           (a)  If to Riggs, to:
                     Riggs Bank N.A.
                     1120 Vermont Ave., N.W.
                     5th Floor, Human Resources
                     Washington, D.C.  20005
                     Attention:     Director of Human Resources of
                                 Riggs Bank N.A.

           (b) If to Executive, to:
                     The Executive at the last known address contained in the records of Riggs' Human Resources Department.

or to such other person at such other address as the party to whom notice is to be given may have furnished to the other party in writing from time to time. If mailed, any such communication shall be deemed to have been given on the third business day following the date on which it was posted.

      10. Entire Agreement. This Agreement sets forth the entire understanding between the parties. No subsequent changes or amendments to this Agreement shall be binding unless they are in writing, signed by Riggs, and notice of such change has been duly given to the Executive within 60 days of such action. If notice of a change or amendment is provided by the date stipulated in the immediately preceding sentence, the effective date of such change or amendment shall be provided in the change or amendment, and shall not be delayed until the date of the notice.

      11. Severability and Enforcement. If any provision of this Agreement is void or unenforceable, or so declared, that provision shall be severed from this Agreement, which shall otherwise remain in full force and effect.

      12. Governing Law. The provisions of this Agreement shall be construed and enforced according to the laws of the District of Columbia.

      13. Withholding. Riggs shall withhold any amounts required by applicable Federal, state or local law to be withheld from payments due under this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                               "NAME"



                               ------------------------------------
                              Executive's Signature




                                 RIGGS BANK N.A.

                               By:
                                  ------------------------------

                               Title:
                                  ------------------------------

                           VICE PRESIDENT
                SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                               Tier II


      THIS SPLIT DOLLAR LIFE INSURANCE  AGREEMENT ("the  Agreement") is made as
of     this     day     of     ,     1997     by     and     between     "NAME"
("Executive") and RIGGS BANK N.A. ("Riggs").

                              RECITALS:

      A. Executive is an employee of Riggs, or one of its wholly-owned subsidiaries (collectively, "Riggs"), currently holding the title of vice-president and has been a full-time employee of Riggs for at least seven years.

      B. Riggs has determined that it is in the best interest of Riggs and the vice-presidents of Riggs to establish a split-dollar life insurance program for the vice-presidents. Riggs desires to encourage Executive to remain in Riggs employ by entering into a split-dollar life insurance agreement with Executive.

      C. Executive consents to Riggs' purchasing insurance on the life of Executive and agrees to participate in the split dollar life insurance program as hereinafter provided by entering into this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1. Purchase of Insurance. Riggs shall apply for a life insurance policy (the "Policy") on the life of Executive with a face amount not less than an amount sufficient to pay the Executive's Named Beneficiary (as defined in paragraph 4 below) the benefits described in paragraph 7(a)(i) below and to recover Riggs' Interest in the Policy (as defined in paragraph 7(c)(v) below), which Policy is described on the attached Schedule A (the issuer of the Policy shall hereinafter be referred to as the "Insurer"). Riggs may increase or decrease the face amount of the Policy from time to time and may apply earnings on the accumulating cash value of the Policy in excess of the guaranteed rate for the purpose of carrying out the objectives of this Agreement in such manner as it shall determine in its sole discretion. In the event of such increased or decreased coverage, the rights, duties and benefits of the parties to such coverage shall continue to be subject to the terms of this Agreement.

      2. Application and Consent. Executive hereby consents to the purchase of the Policy and agrees to answer all questions concerning his or her insurability and to submit such evidence of insurability as may be required by the Insurer on such form(s) as Riggs shall provide. If Riggs elects to increase the face amount of the Policy for the purpose of carrying out the objectives of the Agreement, Executive hereby agrees to answer all questions concerning his or her insurability and to submit such evidence of insurability as may be required by the Insurer (including such medical examinations as may be required) and to execute any other documents as may be required by the Insurer to effectuate the increase.

      3. Ownership of Policy. The Policy shall be owned by Riggs. Executive shall have the beneficiary designation rights contained in paragraph 4 of this Agreement, but except as otherwise provided below, each and every other right of ownership of the Policy shall be reserved to Riggs even though the exercise of such right or rights would adversely affect or extinguish the payment of any benefits to which Executive or the Executive's Named Beneficiary would otherwise be entitled to under this Agreement or the Policy or the right of Executive to designate a beneficiary pursuant to paragraph 4 hereof.

      4. Beneficiary Designation Rights. Executive shall have the right and power to designate, in writing and on such form(s) as Riggs shall provide, a beneficiary or beneficiaries ("Executive's Named Beneficiary") to receive the sum of the amounts described in paragraph 7(a)(i) or 7(b)(i), hereof, as the case may be, and to elect and change a payment option for such beneficiary. Any change in beneficiary or payment option shall become effective as provided in the terms of the Policy. If Executive fails to make a valid notification or if the Executive's Named Beneficiary fails to survive Executive or otherwise fails to receive the amounts described in paragraph 7(a)(i) or 7(b)(i), hereof, as the case may be, Executive's Named Beneficiary shall be the personal representative of Executive's estate.

      5. Premium Payments. Riggs shall remit each premium due on the Policy in accordance with the mode of premium payment as provided in the Policy on or before the due date provided therein.

      6. Policy Loans or Cash Withdrawals. Riggs alone shall have the right, without the consent of Executive, to make policy loans or withdrawals of the Policy cash value, but Riggs shall not permit the indebtedness on the Policy or withdrawals to exceed Riggs' Investment in the Policy (as defined in paragraph 7(c)(iii) below).

      7. Division of Death Proceeds of Policy. Except as provided in paragraph 20 below, Policy Proceeds (as defined in paragraph 7(c) below) shall be divided as provided in this paragraph 7.

           (a)  Pre-Retirement Division.

                (i) If Executive dies before Retirement (as defined in paragraph 7(c)(iv) below), Executive's Named Beneficiary shall be entitled to an amount of the Policy Proceeds equal to three times Executive's Base Annual Compensation (as defined in paragraph 7(c)(i) below).

                (ii) Riggs shall receive any remaining Policy Proceeds.


           (b)  Post-Retirement Division.

                (i) If Executive dies on or after Retirement, Executive's Named Beneficiary shall be entitled to an amount of the Policy Proceeds equal to one and one-half times Executive's Base Annual Compensation determined as of Executive's date of retirement.

                (ii) Riggs shall receive any remaining Policy Proceeds.

           (c) For purposes of this Agreement:

                (i) "Base Annual Compensation" shall mean Executive's annual base salary excluding bonus and other contingent compensation, rounded to the next higher multiple of $500, as of Executive's date of death if Executive dies before Retirement and as of Retirement if Executive dies on or after Retirement.

                (ii) "Policy Proceeds" shall mean the death benefits payable under the Policy, net of any outstanding policy loans or cash withdrawals.

                (iii) "Riggs' Investment in the Policy" shall mean an amount equal to the premiums paid from Riggs' funds less any policy loans, cash withdrawals, or refund of unearned premiums.

                (iv) "Retirement" shall mean the first day of the month in which Executive retires from employment with Riggs and on or prior to the date of retirement, Executive either: (A) had attained age 65; or (B) had attained age 55 and been a full-time employee of Riggs for at least ten years. Executive shall not be deemed to have retired during the period of time that he or she is receiving a disability benefit under the terms of the Riggs National Bank Amended Pension Plan (or its successor).

                (v) "Riggs' Interest in the Policy" at any given time shall mean an amount equal to the sum of: (A) Riggs' Investment in the Policy at such time; and (B) a return on Riggs' Investment in the Policy as it may have existed from time to time, calculated from the date of the first premium payment by Riggs on the policy until the date Riggs receives its share of the Policy Proceeds from the insurer, at a rate equal to the greater of: seven percent per annum, compounded annually, or a rate two hundred basis points below the crediting rate applied by the Insurer to the accumulating cash value of the Policy, as determined from time to time by the Insurer (such rate of return being adjusted so that Riggs' return rate is no less than the rate described in this sentence after the payment of any and all income taxes payable by Riggs because of the receipt of the Policy Proceeds, or payments made by Executive under paragraph 8 below, assuming the maximum income tax rates payable by Riggs in the year such Policy Proceeds or payments are included in taxable income by Riggs).

           (d) Any refund of unearned premium as provided in the Policy shall be refunded in total to Riggs.

      8. Termination of Agreement. This Agreement shall terminate 31 days after the first to occur of the following events: (a) the receipt of a written notice of termination by either party from the other party to this Agreement, with or without the consent of the other party; or (b) the date of Executive's termination of employment with Riggs for any reason other than Retirement. If Riggs gives notice of its intent to terminate this Agreement under clause (a) above or Executive terminates employment with Riggs under clause (b) above, Executive shall have the right, until the termination of this Agreement, to purchase the Policy from Riggs by payment to Riggs of an amount equal to the greater of: (i) the cash surrender value of the Policy; or (ii) Riggs' Interest in the Policy. Upon receipt of the purchase price, Riggs shall execute such documents as may be required by the Insurer to transfer ownership of the Policy to Executive. Notwithstanding the first sentence of this paragraph, this Agreement shall terminate immediately upon receipt of the purchase price and transfer of ownership of the Policy to Executive. In the event of the termination of this Agreement under any circumstances whereby Executive cannot, or does not, purchase the Policy, Executive agrees, upon request to him or her by Riggs, to execute such documents as may be required by the Insurer to designate Riggs as sole beneficiary of the Policy (and Executive shall have no further right or interest in the Policy).

      9. Amendment or Revocation of Agreement. Notwithstanding Riggs' intent to continue this Agreement indefinitely and notwithstanding any other provision of this Agreement:

           (a) Riggs retains the right to amend or terminate this Agreement at any time and for any reason, with or without the consent of Executive or any other person, even though the exercise of such right or rights would adversely affect or extinguish Executive's (or Executive's Named Beneficiary's) right to receive any benefits under this Agreement or Executive's right to change the Executive's Named Beneficiary under this Agreement; however, Riggs shall not terminate this Agreement or amend it in a manner that would adversely affect Executive's rights hereunder without Executive's consent, unless done in conjunction with a substantially similar amendment, or termination, of the split dollar life insurance agreements of all or a significant group of Executives who are parties to similar split dollar life insurance agreements between Riggs and vice-presidents of Riggs.

           (b) Notwithstanding subparagraph (a) above, no amendment or termination effected after Executive's death shall adversely affect the rights of Executive's Named Beneficiary under this Agreement, but an amendment or termination may be effective up to 60 days before Riggs notifies Executive of such action. See paragraph 15 below.

           (c) Any termination of this Agreement shall not terminate Executive's right to the benefits he or she would otherwise be entitled to, if any, under a group term life insurance plan of Riggs.

      10.  Rights Under the Agreement.

           (a) Nothing in this Agreement shall confer upon Executive the right to continue in the employ of Riggs or shall interfere with or restrict in any way the rights of Riggs to discharge Executive at any time for any reason whatsoever, with or without good cause. Benefits payable under this Agreement shall not be considered salary or other compensation to Executive for the purpose of computing benefits to which Executive may be entitled under any pension or profit-sharing plan or any other arrangement of Riggs for the benefit of the Executive or for the benefit of its employees or any class of its employees.

           (b) The rights of Executive and Executive's Named Beneficiary under this Agreement shall be limited to the right to death benefits pursuant to paragraph 7, the right to designate a beneficiary for such benefits pursuant to paragraph 4, and the rights to terminate this Agreement and purchase the Policy pursuant to paragraph 8.

      11. Assignment. Executive (or his or her assignee) may, at any time, assign to any individual, trust or other organization all the Executive's right, title and interest in the Policy and all rights, options, privileges and duties created under this Agreement. All rights and obligations of this Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors or assigns.

      12. Named Fiduciary. The Riggs National Bank Pension Committee (or its successor) is hereby designated the "Named Fiduciary" until resignation or removal by Riggs' Board of Directors. The Named Fiduciary shall be responsible for, and shall have the sole discretion to decide all matters pertaining to the management, control, interpretation and administration of this Agreement. Such discretion includes, but is not limited to, determining the qualification for, and the amount of, benefits payable under this Agreement, and employment or retirement status. The Named Fiduciary shall apply its discretion in good faith and any decisions made in good faith shall be binding upon all parties to this Agreement. The Named Fiduciary may delegate to others certain aspects of the management and operational responsibilities of this Agreement, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

      13.  Claims Procedure.

           (a) (i) Claim forms or claim information as to the Policy can be obtained by contacting the Director of Human Resources of Riggs Bank N.A. at the address listed in paragraph 14(a) of this Agreement.

               (ii) When a claimant has a claim which may be covered under the Policy, he or she should contact the Named Fiduciary who will contact the office or the person named above, who will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. Under normal circumstances, the Insurer will evaluate the claim and make a decision as to payment within 45 days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to 90 days after receipt of the claim if prior to the end of the initial 45-day period the Named Fiduciary is furnished written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied within the applicable period of time set out above, the Named Fiduciary shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Policy on which the denial is based, and the claim review procedure under the Policy.

               (iii) If the claim is payable, a benefit check will be issued to Executive's Named Beneficiary in an amount equal to the benefits payable to such person(s) pursuant to paragraph 7(a) or 7(b) above, as the case may be, and a benefit check will be issued to Riggs in an amount equal to the remaining Policy Proceeds. Benefit checks will be forwarded through the Director of Human Resources of Riggs Bank N.A.

               (iv) In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

                    (A) First, in the event that the Named Fiduciary does not timely receive the above-described written notification, the Named Fiduciary's request for benefits shall be deemed to be denied as of the last day of the relevant period.

                    (B) Second, the Named Fiduciary shall, in its discretion, take any and all reasonable action as it deems necessary to perfect the claim.

           (b) (i) Once a decision has been rendered as to the distribution of proceeds under the claim procedure described above as to the Policy, claims for any benefits due under this Agreement may be made in writing by Riggs or the Executive's Named Beneficiary, as the case may be, to the Named Fiduciary. Under normal circumstances, a final decision on a claimant's request for benefits shall be made within 45 days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to 90 days after receipt of the claim if prior to the end of the initial 45-day period the claimant is furnished written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied, in whole or in part, within the applicable period of time set out above, the claimant shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Agreement on which the denial is based, and the claim review procedure under the Agreement.

               (ii) In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:
                    (A) First, in the event that the claimant does not timely receive the above-described written notification, the claimant's request for benefits shall be deemed to be denied as of the last day of the relevant period.

                    (B) Second, a claimant is entitled to a full review of his or her claim after actual or constructive notification of a denial. A claimant desiring a review must make a written request to the Named Fiduciary requesting such a review, which may include whatever comments or arguments the claimant wishes to submit. Incident to the review, the claimant may represent himself or herself or appoint a representative to do so, and will have the right to inspect all documents pertaining to the issue. The Named Fiduciary, in its sole discretion, may schedule any meeting(s) with the claimant and/or the claimant's representative it deems necessary or appropriate to facilitate or expedite its review of a denied claim.

               (iii) A request for a review must be filed with the Named Fiduciary within 60 days after the denial of the claim for benefits was actually or constructively received by the claimant. If no request is received within the 60-day time limit, the denial of benefits will be final. However, if a request for review of a denied claim is timely filed, the Named Fiduciary must render its decision under normal circumstances within 45 days of the receipt of the request for review. In special circumstances the decision may be delayed if prior to expiration of the initial 45-day period the claimant is notified of the extension, but must in any event be rendered no later than 90 days after the receipt of the request. If the decision on review is not furnished to the claimant within the applicable time period(s) set out above, the claim shall be deemed denied on the last day of the relevant period. All decisions of the Named Fiduciary shall be in writing and shall include specific reasons for whatever action has been taken, and the provisions of the Agreement on which the decision is based.

      14. Notices. All notices required to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed (by registered or certified mail, return receipt requested and postage prepaid) as follows:

           (a)  If to Riggs, to:
                Riggs Bank N.A.
                800 17th Street, N.W.
                4th Floor, Human Resources
                Washington, D.C.  20006
                Attention:     Director of Human Resources
                             of the Riggs Bank N.A.

           (b) If to Executive, to: The Executive at the last known address contained in the records of Riggs' Bank N.A. Human Resources Department.

or to such other person at such other address as the party to whom notice is to be given may have furnished to the other party in writing from time to time. If mailed, any such communication shall be deemed to have been given on the third business day following the date on which it was posted.

      15. Entire Agreement. This Agreement sets forth the entire understanding between the parties. No subsequent changes or amendments to this Agreement shall be binding unless they are in writing, signed by Riggs, and notice of such change has been duly given to the Executive no later than 60 days following the date of such action. If notice of a change or amendment is provided by the date stipulated in the immediately preceding sentence, the effective date of such change or amendment shall be as provided in the change or amendment, and shall not be delayed until the date of the notice.

      16. Severability and Enforcement. If any provision of this Agreement is void or unenforceable, or so declared, that provision shall be severed from this Agreement, which shall otherwise remain in full force and effect.

      17. Governing Law. The provisions of this Agreement shall be construed and enforced according to the laws of the District of Columbia.

      18. Insurer Not A Party To Agreement. Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein described upon receiving an executed copy of this Agreement. Payment or other performance of its contract obligations in accordance with the terms of the Policy shall completely discharge the Insurer from all claims, suits and demands of all persons whatsoever.

      19. Withholding. Riggs shall withhold from Executive's current compensation or require Executive to remit to Riggs any amount required to be withheld under applicable Federal, state, or local law during the term of this Agreement.

      20.  Exclusions.

           (a) Except as expressly provided in this paragraph 20, Executive's Named Beneficiary shall receive benefits under paragraph 7 of this Agreement only from Policy Proceeds and Riggs shall have no liability or obligation other than the duty to make premium payments as provided in paragraph 5 of the Agreement. If the Insurer does not pay the full amount of the death benefit otherwise due under the Policy, Policy Proceeds shall be divided as follows:

                (i) If the reduced payment is because (A) misrepresentations, whether or not intentional, have been made by Executive or someone acting on behalf of Executive in the process of applying for the Policy, or (B) Executive, whether sane or insane, dies by suicide within two years from the issue date of the Policy (or within two years from the issue date of an Unscheduled Increase, as defined in paragraph 20(b) below, in the face amount of the Policy), Executive's Named Beneficiary shall be entitled to receive the lesser of (C) the amount of Policy Proceeds described in paragraph 7(a)(i) or 7(b)(i), as the case may be, or (D) the amount of Policy Proceeds payable in excess of Riggs' Interest in the Policy, rather than the otherwise relevant amount described in paragraph 7.

                (ii) If the reduced payment is due to a failure by Riggs to comply with the terms of this Agreement, Executive's Named Beneficiary shall receive benefits in accordance with paragraph 7.

                (iii) If the cause of the reduced payments is not described in either paragraphs 20(a)(i) or (ii) above and the amount of Policy Proceeds is less than the sum of the amount described in paragraph 7(a)(i) or 7 (b)(i), as the case may be, and Riggs' Interest in the Policy, Riggs and Executive's Named Beneficiary shall divide the reduced payment in the same ratio as the Policy Proceeds would have been divided under paragraph 7 had the amount of Policy Proceeds equaled the sum of the amount described in paragraph 7(a)(i) or 7
(b)(i), as the case may be, and Riggs' Interest in the Policy. If the cause of the reduced payments is not described in either paragraphs 20(a)(i) or (ii) above and the amount of Policy Proceeds is greater than or equal to the sum of the amount described in paragraph 7(a)(i) or 7 (b)(i), as the case may be, and Riggs' Interest in the Policy, Executive's Named Beneficiary shall receive benefits in accordance with paragraph 7.

           (b) Riggs will use its best efforts to maintain an amount of insurance sufficient to pay Executive's Named Beneficiary the benefits described in paragraph 7(a)(i) or 7(b)(i), as the case may be, and to recover Riggs' Interest in the Policy. Accordingly, the face amount of the Policy is scheduled to increase for estimated increases in Executive's compensation and Riggs' Interest in the Policy ("Scheduled Increases"). Riggs may also attempt to cause Unscheduled Increases (increases in the face amount of the Policy that are not Scheduled Increases) in the Policy if necessary to maintain the appropriate face amount of insurance. If such an Unscheduled Increase requires evidence of insurability and Riggs is unable to purchase the increased coverage under the Policy with an underwriting rating no worse than standard risk, or the rating used to initially purchase the Policy if that rating was less favorable than standard risk, Riggs shall not be obligated to purchase such increased coverage and Executive's Named Beneficiary shall be entitled to receive the lesser of (i) the amount of Policy Proceeds described in paragraph 7(a)(i) or 7(b)(i), as the case may be, or (ii) the amount of Policy Proceeds payable in excess of Riggs' Interest in the Policy, rather than the otherwise relevant amount described in paragraph 7.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                     "NAME"

                     -------------------------------------------------------
                     Executive's Signature

                     RIGGS BANK N.A.


                     By:



                     Title:

                          SCHEDULE A


   Pursuant to the SPLIT DOLLAR LIFE INSURANCE AGREEMENT (the "Agreement") dated , 1997, by and between "NAME" ("Executive") and RIGGS BANK N.A., the following described or attached policy of life insurance shall be subject to the provisions of the Agreement.


   Insurer:               ______________________________

   Policy Number:         ______________________________

   Policy Issue Date:     ______________________________

                                 VICE PRESIDENT
                SUPPLEMENTAL DEATH BENEFIT AGREEMENT

      THIS  SUPPLEMENTAL  DEATH BENEFIT  AGREEMENT (the "Agreement") is made as
of     the     day     of     ,     1997,     by     and     between     "NAME"
("Executive") and RIGGS BANK N.A. ("Riggs").

                              RECITALS:

      A. Executive is an employee of Riggs, or one of its wholly owned subsidiaries (collectively, "Riggs"), currently holding the title of vice-president and has been a full-time employee of Riggs for at least seven years.

      B. Riggs has determined that it is in the best interest of Riggs and the vice-presidents of Riggs to establish this death benefit program for the vice-presidents, which may provide the Executive's Named Beneficiary with a supplemental death benefit in the event Riggs receives death benefits from the life insurance policy that is the subject matter of the Vice President Split Dollar Life Insurance Agreement between Executive and Riggs of even date therewith (the "Policy") in excess of a predetermined formula amount. Riggs also desires to encourage Executive to remain in Riggs' employ by entering into this Agreement with Executive. Executive consents to Riggs purchasing such insurance.

      C. Executive recognized that there may be no excess death benefits from the Policy and no supplemental death benefits payable under this Agreement. In addition, any benefits under this Agreement are unfunded and will be paid from the general assets of Riggs. Executive and Executive's Named Beneficiary (as defined in paragraph 2 below) have no claim or right to any life insurance policy, or proceeds therefrom, because of this Agreement and any reference to a life insurance policy in this Agreement is only for purposes of measuring the amount of the benefits, if any, payable by Riggs.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1.   Death Benefits.

           (a)  Pre-Retirement Death Benefit.

           If Executive  dies before  Retirement  (as defined in paragraph  1(c)
(iv) below), Riggs shall pay to the Executive's Named Beneficiary (as defined in paragraph 2 below) an amount equal to the lesser of:

                (i) one-half of Executive's Base Annual Compensation (as defined in paragraph (1)(c)(i) below); or

                (ii) the excess of the Policy Proceeds (as defined in paragraph 1 (c) (ii) below), if any, over the sum of:

                     (A) an amount equal to three time Executive's Base Annual Compensation, less the amount payable to Executive's beneficiary under any group term life insurance plan of Riggs; and

                     (B) an amount equal to the sum of: (1) Riggs'
Investment in the Policy at such time; and (2) a return on Riggs' Investment in the Policy as it may have existed from time to time, calculated from the date of the first premium payment by Riggs on the Policy until the date Riggs receives it share of the Policy Proceeds from the Insurer, at a rate equal to the greater of: seven percent per annum, compounded annually, or a rate two hundred basis points below the crediting rate applied by the Insurer to the accumulating cash value of the Policy, as determined from time to time by the Insurer (such rate of return being adjusted so that Riggs' return rate is no less than the rate described in this sentence after the payment of any and all income taxes payable by Riggs because of the receipt of the Policy Proceeds, assuming the maximum marginal income tax rate payable by Riggs in the year such proceeds are included in taxable income by Riggs).

           (b)  Post-Retirement Death Benefit.

           If Executive dies on or after Retirement, Riggs shall pay to Executive's Named Beneficiary an amount equal to the lesser of:

                (i)  one-half of Executive's Base Annual Compensation; or

                (ii) the excess of the Policy Proceeds, if any over the sum of:

                     (A)  an   amount   equal   to  one  and   one-half   times
Executive's Base Annual Compensation determined as of Executive's date of retirement, less the amount payable to Executive's beneficiary under any group term life insurance plan of Riggs; and

                     (B) an amount equal to the sum of: (1) Riggs'
Investment in the Policy at such time; and (2) a return on Riggs' Investment in the Policy as it may have existed from time to time, calculated from the date of the first premium payment by Riggs on the Policy until the date Riggs receives its share of the Policy Proceeds from the Insurer, at a rate equal to the greater of: seven percent per annum, compounded annually, or a rate two hundred basis points below the crediting rate applied by the Insurer to the accumulating cash value of the Policy, as determined from time to time by the Insurer (such rate of return being adjusted so that Riggs' return rate is no less than the rate described in this sentence after the payment of any and all income taxes payable by Riggs because of the receipt of the Policy Proceeds, assuming the maximum marginal income tax rate payable by Riggs in the year such proceeds are included in taxable income by Riggs).

           (c) For purpose of this Agreement:

                (i) "Base Annual Compensation" shall mean Executive's annual base salary excluding bonus and other contingent compensation, rounded to the next higher multiple of $500, as of Executive's date of death if Executive dies before Retirement and as of Retirement if Executive dies on or after Retirement.

                (ii) "Policy Proceeds" shall mean the death benefits payable under the life insurance policy purchased by Riggs on the life of the Executive pursuant to the Split Dollar Life Insurance Agreement between Executive and Riggs executed on even date herewith, net of any outstanding policy loans or cash withdrawals.

                (iii)"Bank's Investment in the Policy" shall mean an amount equal to the premiums paid from Riggs' funds less any policy loans, cash withdrawals or refunds of unearned premiums.

                (iv) "Retirement" shall mean the first day of the month in which Executive retires from employment with Riggs and on or prior to the date of retirement, Executive either: (A) had attained age 65; or (B) had attained age 55 and been a full-time employee of Riggs for at least ten years. Executive shall not be deemed to have retired during the period of time that he or she is receiving a disability benefit under the terms of The Riggs National Bank Amended Pension Plan (or its successor).

      2. Executive's Designated Beneficiary. Executive shall have the right and power to designate, in writing and on such form(s) as Riggs shall provide, a beneficiary or beneficiaries ("Executive's Designated Beneficiary") to receive the amounts described in paragraphs 1(a) or 1(b), as the case may be, and Executive shall retain the right to change such beneficiary or beneficiaries at any time prior to Executive's death. No beneficiary election or change of an election shall be effective until received in writing by Riggs. If Executive fails to make a valid notification or if the Executive's Designated Beneficiary fails to survive Executive or otherwise fails to receive the applicable amounts described in paragraph 1, Executive's Designated Beneficiary shall be the personal representative of Executive's estate.

      3. Termination of Agreement.This Agreement shall terminate 31 days after the first to occur of the following events: (a) the receipt of a written notice of termination by either party from the other party to this Agreement, with or without the consent of the other party; or (b) the date of Executive's termination of employment with Riggs for any reason other than Retirement.
Notwithstanding the immediately preceding sentence, this Agreement shall terminate immediately upon the transfer to Executive of ownership of the life insurance policy which is the subject of the Vice President Split Life Insurance Agreement between Riggs and Executive executed on even date herewith.

      4. Amendment or Revocation of Agreement. Notwithstanding Riggs' intent to continue this Agreement indefinitely and notwithstanding any other provision of this Agreement:

           (a) Riggs retains the right to amend or terminate this Agreement at any time and for any reason, without the consent of Executive or any other person, even though the exercise of such right or rights would adversely affect or extinguish Riggs' obligation to pay any benefits pursuant to paragraph 1 hereof or Executive's right to change the Executive's Designated Beneficiary pursuant to paragraph 2 hereof; however, Riggs shall not terminate this Agreement or amend it in a manner that would adversely affect Executive's rights hereunder, without Executive's consent, unless done in conjunction with a substantially similar amendment, or termination, of the supplemental death benefit agreements of all or a significant group of Executives who are parties to similar supplemental death benefit agreements between Riggs and vice-presidents of Riggs.

           (b) Notwithstanding subparagraph (a) above, no amendment or termination effected after Executive's death shall adversely affect the rights of Executive's Designated Beneficiary under this Agreement, but an amendment or termination may be effective up to 60 days before Riggs notifies Executive of such action. See paragraph 9 below.

      5.   Rights Under the Agreement.

           (a) The rights of Executive and Executive's Designated Beneficiary under this Agreement shall be limited to the right to death benefits pursuant to paragraph 1 and the right to designate a beneficiary for such benefits pursuant to paragraph 2. Participation in this Agreement and the right to receive payments under this Agreement shall not give Executive or Executive's Designated Beneficiary any proprietary interest in Riggs or any of its assets. Executive and Executive's Designated Beneficiary have no claim or right to any life insurance policy, or proceeds therefrom, because of this Agreement and any reference to a life insurance policy in this Agreement is only for purposes of measuring the amount of the benefits, if any, payable by Riggs. No trust fund shall be created in connection with this Agreement, and there shall be no required funding of amounts that may become payable under this Agreement. No fiduciary relationship between Riggs and Executive is created by this Agreement and Executive and Executive's Designated Beneficiary shall, for all purposes, be general creditors of Riggs. The interest of Executive and Executive's Designated Beneficiary in this Agreement cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of their creditors.

           (b) Nothing in this Agreement shall confer upon Executive the right to continue in the employ of Riggs or shall interfere with or restrict in any way the rights of Riggs to discharge Executive at any time for any reason whatsoever, with or without good cause.

           (c) Benefits payable under this Agreement shall not be considered salary or other compensation to Executive for the purpose of computing benefits to which Executive may be entitled under any pension or profit-sharing plan or any other arrangement of Riggs for the benefit of Executive or for the benefit of its employees or any class of its employees.

      6. Assignment. Subject to the provisions of paragraph 4(a), all rights and obligations of this Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors or assigns.

      7. Administration.The Riggs National Bank Pension Committee (or its successor, hereafter the "Administrator") shall be the "Named Fiduciary" and shall be responsible for, and shall have the sole discretion to decide all matters pertaining to, the management, control, interpretation and administration of this Agreement. Such discretion includes, but is not limited to, determining the qualification for, and the amount of benefits payable under this Agreement, and employment or retirement status. The Administrator shall apply its discretion in good faith and any decisions made in good faith shall be binding upon all parties to this Agreement. The Administrator may delegate to others certain aspects of the management and operational responsibilities of this Agreement, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

      8.   Claims Procedure.

           (a) When a claimant has a claim which may be covered under the Agreement, a claim should be submitted to Riggs' Human Resources office. Under normal circumstances, a final decision on a claimant's request for benefits shall be made within 45 days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to 90 days after receipt of the claim if prior to the end of the initial 45-day period the claimant is furnished written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied within the applicable period of time set out above, the claimant shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant provisions of the Agreement on which the denial is based, and the claim review procedure under the Agreement.

           (b) In the event a claim is denied or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

                (i) First, in the event that the claimant does not timely receive the above-described written notification, the claimant's request for benefits shall be deemed to be denied as of the last day of the relevant period and the claimant shall be entitled to a full review of his or her claim by the Administrator.

                (ii)  Second,  a claimant is entitled to a full review of his or her claim after actual or constructive notification of a denial. A claimant desiring a review must make a written request to the Administrator requesting such a review, which may include whatever comments or arguments the claimant wishes to submit. Incident to the review, the claimant may represent himself or herself or appoint a representative to do so, and will have the right to inspect all documents pertaining to the issue. The Administrator, in its sole discretion, may schedule any meeting(s) with the claimant and/or the claimant's representative it deems necessary or appropriate to facilitate or expedite its review of a denied claim.

           (c) A request for review must be filed with the Administrator within 60 days after the denial of the claim for benefits was actually or constructively received by the claimant. If no request is received within the 60-day time limit, the denial of benefits will be final. However, if a request for review of a denied claim is timely filed, the Administrator must render its decision under normal circumstances within 45 days of the receipt of the request for review. In special circumstances the decision may be delayed if prior to expiration of the initial 45-day period the claimant is notified of the extension, but must in any event be rendered no later than 90 days after the receipt of the request. If the decision on review is not furnished the claimant within the applicable time period(s) set out above, the claim shall be deemed denied on the last day of the relevant period. All decisions of the
Administrator shall be in writing and shall include specific reasons for whatever action has been taken, and the provisions of the Agreement on which the decision is based.

           (d)  This  Agreement  shall  be  construed   consistently   with  the
construction applied to the payments of death benefits under the Policy.

      9. Notices. All notices required to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed (by registered or certified mail, return receipt requested and postage prepaid) as follows:

           (a)  If to Riggs, to:

                Riggs Bank N.A.
                800 17th Street,  N.W.
                4th Floor, Human Resources
                Washington, D.C.  20006
                Attention:Director of Human Resources of Riggs Bank N.A.

           (b) If to Executive, to:

                The Executive at the last known address contained in the records of Riggs' Human Resources Department.

or to such other person at such other address as the party to whom notice is to be given may have furnished to the other party in writing from time to time. If mailed, any such communication shall be deemed to have been given on the third business day following the date on which it was posted.

      10. Entire Agreement. This Agreement sets forth the entire understanding between the parties. No subsequent changes or amendments to this Agreement shall be binding unless they are in writing, signed by Riggs, and notice of such change has been duly given to the Executive within 60 days of such action. If notice of a change or amendment is provided by the date stipulated in the immediately preceding sentence, the effective date of such change or amendment shall be provided in the change or amendment, and shall not be delayed until the date of the notice.

      11. Severability and Enforcement. If any provision of this Agreement is void or unenforceable, or so declared, that provision shall be severed from this Agreement, which shall otherwise remain in full force and effect.

      12. Governing Law. The provisions of this Agreement shall be construed and enforced according to the laws of the District of Columbia.

      13. Withholding. Riggs shall withhold any amounts required by applicable Federal, state or local law to be withheld from payments due under this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




"NAME"



                          Executive's Signature



                          RIGGS BANK N.A.

                          By:

                          Title:

                                                       Exhibit 10.3


                     RIGGS NATIONAL CORPORATION

                                       and

                           RIGGS BANK N.A.

              DEFERRED COMPENSATION PLAN FOR DIRECTORS
                      (As Revised May 14, 1997)


                              ARTICLE I

                            INTRODUCTION

      This Deferred Compensation Plan (the "Plan") is established by Riggs National Corporation (the "Company") and Riggs Bank N.A. (the "Bank") for the benefit of their Directors and their Beneficiaries, and it shall be maintained according to the terms hereof. The Plan allows Directors to defer receipt and taxation of Director's Fees and to invest deferred fees in Shares of the Company.

                             ARTICLE II

                             DEFINITIONS

           0.1 DEFINITIONS. When used herein, the following words and phrases shall have the meanings assigned to them, unless the context clearly indicates otherwise:

      (a) "Bank" means Riggs Bank N.A. (formerly known as The Riggs National Bank of Washington, D.C.).

      (b) "Beneficiary" means the person or persons, natural or otherwise, designated by a Director under section 8.1 to receive any death benefit payable under section 7.3.

      (c) "Board of Directors" means the board of directors of the Company unless otherwise stated.

      (d) "Cash Deferred Fee Account" means an account established in the name of a Director to which is credited any Director's Fees that are deferred by the Director under section 3.1(a) and directed into the Cash Deferred Fee Account under section 3.1(c), any Prior Deferred Fees which the Director elected to have transferred to the Plan, any interest that is credited under section 5.1, any dividends that are credited under sections 6.1(c) and 7.2(b) and from which is debited payments made under Article VII.

      (e) "Common Stock" means the common shares, $2.50 par value per share, of the Company.

      (f)  "Company" means the Riggs National Corporation.

      (g) "Deferred Fee Accounts" means a Director's Cash Deferred Fee Account and Stock Deferred Fee Account.

      (h) "Deferred Fee Agreement" means the written agreement, substantially in the form of Exhibit A hereto, between the Director and the Company or the Bank, as appropriate, that together with the Plan, governs the Director's rights to payment of deferred Director's Fees (adjusted for investment performance) under the Plan.

      (i) "Director" means a non-employee member of the board of directors of the Company, the Bank or any subsidiaries or affiliates whose participation is approved by the board of directors of the Company.

      (j) "Director's Fees" means the retainer paid to a Director, any fees paid to a Director for attending meetings of the board of directors or any committee of the board of directors and any fees paid to a Director for serving as chairman of a committee of the board of directors.

      (k) "Fair Market Value" means, with respect to a share of the Common Stock, (i) if the Common Stock is listed on a national securities exchange or traded on the National Market System, the closing price of the Common Stock on the determination date or if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, all as published in the Eastern Edition of The Wall Street Journal, (ii) if the Common Stock is not listed on a national securities exchange or traded on the National Market System, the closing price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date or, if no sales are reported on such date, then on the next preceding date on which there were such quotations, or (iii) if the Common Stock is not listed on a national securities exchange or traded on the National Market System and quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by Board of Directors. In no case, however, shall the Fair Market Value be less than the par value of the Common Stock.

      (l) "Interest" means the amount of interest credited to a Director's Cash Deferred Fee Account at an annual rate determined in accordance with section 5.2.

      (m) "Plan" means the Riggs National Corporation and Riggs Bank N.A. Deferred Compensation Plan for Directors set forth in this document, as amended from time to time.

      (n) "Plan Year" means the twelve-month period beginning January 1 and ending the following December 31 (February 1 through January 31 for periods prior to January 1, 1998).

      (o) "Prior Deferred Fees" means Director's Fees earned prior to June 30, 1994 and deferred under a previous deferred compensation arrangement sponsored by the Company or the Bank.

      (p) "Quarterly Payment Period" means each quarterly period for which Directors Fees are paid to a Director.

      (q) "Shares" means the phantom shares of Common Stock credited to a Director's Stock Deferred Fee Account.

      (r) "Stock Deferred Fee Account" means an account established in the name of a Director to which is credited Shares for any Director's Fees that are deferred by the Director under section 3.1(a) and directed into the Stock Deferred Fee Account under section 3.1(c), any Prior Deferred Fees that the Director elected to have transferred to the Stock Deferred Fee Account and any additional Shares that are credited under section 6.1(b) and from which are debited payments made under Article VII.

                            ARTICLE III

                     DEFERRAL OF DIRECTOR'S FEES

           0.1 ELECTION TO DEFER FEES. (a) Before the beginning of a Quarterly Payment Period, a Director may elect to defer all or part of his or her Director's Fees to be earned in such Quarterly Payment Period and following Quarterly Payment Periods. For a new Director, the election to defer Director's Fees earned during his or her initial quarter of service shall be made within thirty (30) days following the Director's election or appointment and shall be effective for Director's Fees earned as of the first day of the month after the election is made.
      (b) Any election to defer shall continue in effect for subsequent Quarterly Payment Periods unless modified or revoked in accordance with section 3.4.

      (c) When a Director elects to defer Director's Fees under section 3.1(a) the Director shall also elect whether amounts deferred should be credited to his or her Cash Deferred Fee Account, to his or her Stock Deferred Fee Account, or both, in the percentages authorized in the Director's Deferred Fee Agreement.

      0.2 LIMITATION ON STOCK DEFERRED FEES. (a) A Director cannot elect to credit more than $10,000 of Director's Fees each Plan Year to the Director's Stock Deferred Fee Account. The $10,000 limit shall apply to the Plan Year beginning February 1, 1997 and ending December 31, 1997, and each subsequent Plan Year beginning on January 1 thereafter. The $10,000 limit shall not apply to dividends credited to the Director's Stock Deferred Fee Account under section 6.1(b).

      (b) In the event that a Director or Directors elect to defer Director's Fees in the form of Shares and the total number of Shares to be credited to all Directors' Stock Deferred Fee Accounts at such time exceeds the number of shares of Common Stock then available under the Plan, the number of Shares credited to each Director's Stock Deferred Fee Account shall be reduced on a pro rata basis and the remaining Director's Fees shall be credited to the Director's Cash Deferred Fee Account. The excess Director's Fees credited to the Director's Cash Deferred Fee Account cannot thereafter be transferred to the Director's Stock Deferred Fee Account.

      (c) There is no limit on the amount of Director's Fees that can be credited to the Director's Cash Deferred Fee Account.

      0.3 CREDITING TO DEFERRED FEE ACCOUNTS.  (a) When a Director  elects under section 3.1(c) to have Director's Fees credited to his or her Cash Deferred Fee Account, the Director's Cash Deferred Fee Account shall be credited with the amount of such Director's Fees as of the day such Director's Fees would have been paid to the Director were they not deferred under the Plan.

      (b) When a Director elects under section 3.1(c) to have Director's Fees credited to his or her Stock Deferred Fee Account, the Director's Stock Deferred Fee Account shall be credited with a number of Shares as of the day such Director's Fees would have been paid to the Director were they not deferred under the Plan. Subject to sections 3.2(a) and 3.2(b), the number of Shares credited to the Stock Deferred Fee Account shall be the quotient of the amount of Director's Fees to be credited to the Stock Deferred Fee Account divided by the Fair Market Value of the Common Stock on such date.

      0.4 MODIFICATION OR REVOCATION OF DEFERRAL. A Director may, on a prospective basis for future Quarterly Payment Periods, change the amount of Director's Fees to be deferred by executing a new Deferred Fee Agreement or revoke his or her election to defer Director's Fees by executing a written revocation to the Secretary of the Company, but no new Deferred Fee Agreement or revocation of an election to defer Director's Fees shall be effective in the Quarterly Payment Period in which it is executed.

      0.5 MODIFICATION OF INVESTMENT DIRECTION. A Director may, on a prospective basis for future Director's Fees, modify his or her election regarding the Deferred Fee Accounts to which his or her deferred Director's Fees are credited, but no modification of such an election shall affect amounts previously deferred. Modifications must be made prior to the first day of the month of the Quarterly Payment Period for which such election is effective.

                             ARTICLE IV

                     CHANGE IN CAPITAL STRUCTURE

      0.1 CHANGE IN CAPITAL STRUCTURE. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock credited to the Director's Stock Deferred Fee Account shall be appropriately adjusted in such a manner as to entitle the Director to receive upon distribution the same total number and class of shares as he would have received had the Director received the distribution of Common Stock under section 7.1 immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved the number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

                                    ARTICLE V

                              INTEREST

      0.1 INTEREST. Interest shall be credited to each Director's Cash Deferred Fee Account, as of the end of each quarter, at an annual rate determined pursuant to section 5.2. Interest shall be credited during each quarter that a Director has any amount credited to his or her Cash Deferred Fee Account under the Plan.

      0.2 RATE OF INTEREST. Interest shall be credited during the Plan Year at a rate equal to the interest rate paid by the Bank on its certificates of deposit having a one-year maturity as of February 1 of that Plan Year for periods prior to January 1, 1998 and as of January 1 of that Plan Year for periods after December 31, 1997.

                                   ARTICLE VI

                              DIVIDENDS

      0.1 CREDITING OF DIVIDENDS. (a) Each Director with shares credited to his or her Stock Deferred Fee Account on the record date of a dividend on the Common Stock shall be credited on the payment date of the dividend with an amount determined by the product of the number of Shares credited to the Director's Stock Deferred Fee Account on the dividend record date and the dividend per share on the Common Stock.

      (b) If the Director is currently deferring all or a portion of his or her Director's Fees to the Director's Stock Deferred Fee Account, the Director's Stock Deferred Fee Account shall be credited on the dividend payment date with a number of Shares determined by dividing the amount of the dividends for the Director as determined under section 6.1(a) by the Fair Market Value of the Common Stock on the dividend payment date.

      (c) If the Director is not currently deferring all or a portion of his or her Director's Fees to the Director's Stock Deferred Fee Account, the amount of dividends determined under section 6.1(a) shall be credited on the dividend payment date to the Director's Cash Deferred Fee Account.

                                   ARTICLE VII

                      PAYMENT OF DEFERRED FEES

      0.1 FORM OF PAYMENT OF DEFERRED FEES. A Director shall be entitled to receive a benefit equal to the amounts credited to his or her Deferred Fee
Accounts at the time or times specified in such Director's Deferred Fee Agreement. Amounts credited to a Director's Cash Deferred Fee Account shall be paid in cash. Shares credited to a Director's Stock Deferred Fee Account shall be paid by the delivery by the Company of certificates representing a like number of the Common Stock.

      0.2 TIMING OF PAYMENT OF DEFERRED FEES. (a) At the election of a Director, the amount credited to the Director's Cash Deferred Fee Account shall be paid in a lump sum or in installments in accordance with the terms of such Director's Deferred Fee Agreement. Amounts credited to a Director's Cash Deferred Fee Account shall bear interest at the rate specified in section 5.2 during the installment payout period.

      (b) The Shares credited to the Director's Stock Deferred Fee Account shall be issued to the Director in a lump sum. The Director's Cash Deferred Fee Account shall be credited with dividends for Shares credited to a Director's Stock Deferred Fee Account from the date on which the Director ceases to be a Director until such lump sum payment is made.

      (c) Notwithstanding the foregoing, no payment of Shares from a Director's Stock Deferred Fee Account shall be made until at least six months and one day that an individual ceases to be a Director. Furthermore, no payment of Shares from a Director's Stock Deferred Fee Account shall be made unless the Company may validly issue Common Stock at such time pursuant to all applicable rules and regulations, including but not limited to corporate law, securities law and stock exchange rules. If Common Stock may not be issued, subject to compliance with applicable securities laws requirements, the Fair Market Value of the Shares credited to a Director's Stock Deferred Fee Account shall be distributed in cash.

      0.3 DEATH OF A DIRECTOR. If a Director dies with any amount credited to his or her Deferred Fee Accounts, then his or her Beneficiary shall be entitled to receive the entire amount in a lump sum in cash and/or shares of common stock, as appropriate. Such payment shall be made as soon as practicable after the end of the calendar quarter in which the Director's death occurred.

                                  ARTICLE VIII

                            BENEFICIARIES

      0.1 DESIGNATION OF BENEFICIARY. Each Director may designate from time to time any person or persons, natural or otherwise, as his or her Beneficiary or Beneficiaries to whom benefits under section 7.3 are to be paid if he or she dies while entitled to benefits. Each Beneficiary designation shall be made either in the Deferred Fee Agreement or on a form prescribed by the Secretary of the Company and shall be effective only when filed with the Secretary during the Director's lifetime. Each Beneficiary designation filed with the Secretary shall revoke all Beneficiary designations previously made by the Director. The revocation of a Beneficiary designation shall not require the consent of any designated Beneficiary.

                                   ARTICLE IX

                           ADMINISTRATION

      0.1 SHARES AVAILABLE UNDER THE PLAN. (a) As of the effective date of the Plan, 25,000 shares of Common Stock shall be available to be credited to the Directors' Stock Deferred Fee Accounts and issued under the Plan.

      (b) The number of shares of Common Stock available for crediting to the Directors' Deferred Fee Accounts and issued under the Plan may be increased upon the approval of the Shareholders of the Company.

      0.2 RIGHT TO AMEND OR TERMINATE THE PLAN. The Company may amend or terminate the Plan at any time in whole or in part. No amendment or termination of the Plan shall reduce any amounts credited to a Director's Deferred Fee Accounts, any amount owed to him or her as of the date of amendment or termination, or the amount of Interest accrued or number of Shares to be credited, as of such date, to his or her account.

      0.3 NO FUNDING OBLIGATION. Obligations to pay any benefits under the Plan shall be unfunded and unsecured, and any payments under the Plan shall be made from the general assets of the Company or the Bank, as appropriate. The Company or the Bank, as appropriate, in its discretion, may set aside assets or purchase annuity or life insurance contracts to discharge all or part of the obligations under the Plan. The assets set aside or the annuity or life insurance contracts shall remain in the name of the Company or the Bank, as appropriate, and no trust shall be created by setting aside the assets or purchasing annuity or life insurance contracts. A Director's rights under the Plan are not assignable or transferable other than by will or the laws of descent and distribution, and such rights are exercisable during the Director's lifetime only by him or her, or by his or her guardian or legal representative.

      0.4 APPLICABLE LAW. This Plan shall be construed and enforced in accordance with the laws of the District of Columbia, except to the extent superseded by federal law.

      0.5 ADMINISTRATION AND INTERPRETATION. The President of the Company shall have the authority and responsibility to administer and interpret the Plan. Benefits due and owing to a Director or Beneficiary under the Plan shall be paid when due without any requirement that a claim for benefits be filed. However, any Director or Beneficiary who has not received the benefits to which he or she believes himself or herself entitled may file a written claim with the President, who shall act on the claim within thirty days, and such action on any such claim shall be conclusive.

      0.6 EFFECTIVE DATE. This amended Plan shall become effective as of May 14, 1997 with respect to Directors of the Company and on the date the amended Plan is approved by Directors of the Bank with respect to its Directors.

                              EXHIBIT A
                       DEFERRED FEE AGREEMENT

      This Agreement between ____________________ (the "Company/Bank") and ___________________________ (the "Director") is made the ___ day of ___________,
19__, under the Riggs National Corporation and Riggs Bank, N.A.
Deferred Compensation Plan for Directors (the "Plan").

1. DEFERRED FEE PLAN. The Director agrees to the terms and conditions of the Plan, a copy of which has been delivered to the Director and constitutes a part of this Agreement. Capitalized words and phrases in this Agreement shall have the meaning given to them in the Plan, unless the context clearly indicates otherwise.

2. ELECTION TO DEFER FEES. The Director authorizes and directs the Company/Bank to defer ________________________ [insert percentage or dollar amount] of the Director's Fees earned for the Quarterly Payment Period, beginning ____________ 19__ and in each subsequent Quarterly Payment Period. The Director may at any time change this election on a prospective basis for Quarterly Payment Periods beginning after the date of such change or revocation by executing a new Deferred Fee Agreement; the Director may at any time revoke this election on a prospective basis for Quarterly Payment Periods beginning after the date of such revocation by delivering to the Secretary of the Company a written revocation of the election. No change or revocation shall be effective for the Quarterly Payment Period in which it is executed.

3. INVESTMENT OF DEFERRED FEES. The Director elects to have his or her deferred Director's Fees apportioned between the Cash and Stock Deferred Fee Accounts as follows: (circle appropriate percentages):

Cash Deferred Fee Account:          0%    25%  50%  75%  100%
Stock Deferred Fee Account:         0%    25%  50%  75%  100%

4. FORM OF PAYMENT. (a) Cash Deferred Fees Account. The Director elects to receive the amount of Director's Fees credited to his or her Cash Deferred Fee Accounts pursuant to this Agreement in (check one):

      ( )  a lump sum; or
      ( ) substantially equal annual installments over a period of ___ years (not to exceed ten).

      Payments shall commence (check one):
      ( )  _________________, 19__; or
      ( )  upon termination of service as director.
      (b) Stock Deferred Fee Account. The Director shall receive the amount of Director's Fees credited to his or her Stock Deferred Fee Account in a lump sum no earlier than the date which is six (6) months and one day after the Director ceases to be a Director.

      5. BENEFICIARY. The Director requests that, upon his or her death, any amounts remaining in his or her Deferred Fees Account be paid to the Beneficiary or Beneficiaries he or she has designated in this Agreement or in a Notice of Designation of Beneficiary filed with the Secretary of the Company. This designation revokes all prior beneficiary designations.

Beneficiary          Address            Percentage of
                                  Deferred Fees
                                     Account

-------------   -------------- -------------

-------------   -------------- -------------

-------------   -------------- -------------


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written above.

-----------------------------       -----------------------------
Witness                        Director

                           RIGGS NATIONAL CORPORATION
                                 RIGGS BANK N.A.

                         By:____________________________
                         Name: _________________________
                       Title: __________________________

                                                            Exhibit 10.4


                      1998 Senior Executive Incentive Plan


General Information:    For those senior executives whose performance is key to
                        the organization, incentive awards will be determined based on two components: the financial performance of the Bank and a discretionary component based on the executive=s overall contribution to the Bank.

Plan Features:                Financial Measurements (50% of Incentive):
                              ----------------------

     ROA (50% weighting)

     Net Income (30% weighting)

     Fee Income (excluding security gains) (20% weighting)

                   Discretionary Component (50% of Incentive)

Plan Year:                    January 1, 1998 - December 31, 1998

Plan Management:              Human Resources


                           1998 General Incentive Plan


General Information:    The General Incentive Plan is based on the following
factors:

     Bank Financial Performance
     Individual Performance
     Grade Level (55 - 61)
     Length of Participation in the Plan (prorated by months)

Plan Features:                The Bank uses the following measurements to
                              evaluate financial performance:

     ROA
     Net Income
     Fee Income (excluding security gains)


Plan Year:                    January 1, 1998 - December 31, 1998

Participants:                       Employees in grade 55 and above are included
                        in one of the Bank=s incentive plans. Those employees can either be exclusively a participant in the General Incentive Plan, exclusively in another incentive plan, or a combination of the plans.

                        An  employees  who joins Riggs or is promoted to a grade
                        55 or above during the period of performance is eligible, but his/her incentive share is prorated to reflect the number of full months he/she participates. Participation for a new plan participant starts on the first day of the first full month of employment.

Plan Management:              Human Resources Division

Payout of Incentive: Incentive awards are a percentage of the participant's market rate of pay. Referring to the Range of Award table below, there is a percentage range relative to each grade and corresponding performance rating. For example, a grade 55 employee with a "4" rating could be eligible for an incentive between 4 - 16% of that employee's market rate. Awards increase as Bank performance increases.

                        If the Bank meets its targeted budget goals, the participant could be eligible for an award at the minimum of the range, such as 4% of market rate for a grade 55 rated a "4". As the Bank continues to exceed its budget goals, the percentage of potential award increases. For example, if the Bank far exceeds its financial budget goals, the grade 55 employee with a "4" rating could be eligible for an award of 16% of that employee=s market rate.

                        Payouts will be paid to eligible plan participants during the first quarter of 1999. To receive a payout, participants must be actively employed by the Bank on the date of distribution, unless the participant has become totally disabled, deceased, or retired where the payout is prorated for the period of active employment.


                               Range of Award*

      Grade           3 - Rating          4 - Rating          5 - Rating

       55               3 - 12%            4 - 16%             5 - 20%

       56               3 - 12%            4 - 16%             5 - 20%

       57              4.5 - 18%           6 - 24%            7.5 - 30%

                                                            Exhibit 10.5


                     1999 Senior Executive Incentive Plan


General Information:    For those senior executives whose performance is key to
                        the organization, incentive awards will be determined based on two components: the financial performance of the Bank and a discretionary component based on the executive's overall contribution to the Bank.

Plan Features:          Financial Measurements (50% of Incentive):
                        ----------------------

     ROA (50% weighting)

     Net Income (30% weighting)

     Fee Income (excluding security gains) (20% weighting)

                   Discretionary Component (50% of Incentive)

Plan Year:              January 1, 1999 - December 31, 1999

Plan Management:        Human Resources


                           1999 General Incentive Plan


General Information:    The General Incentive Plan is based on the following
factors:

     Bank Financial Performance
     Individual Performance
     Grade Level (55 - 61)
     Length of Participation in the Plan (prorated by months)

Plan Features:          The Bank uses the following measurements to evaluate
                        financial performance:

     ROA
     Net Income
     Fee Income (excluding security gains)

Plan Year:              January 1, 1999 - December 31, 1999

Participants:                 Employees in grade 55 and above are included in
                        one of the Bank's incentive plans. Those employees can either be exclusively a participant in the General Incentive Plan, exclusively in another incentive plan, or a combination of the plans.

                        An employee who joins Riggs or is promoted to a grade 55 or above during the period of performance is eligible, but his/her incentive share is prorated to reflect the number of full months he/she participates. Participation for a new plan participant starts on the first day of the first full month of employment.

Plan Management:        Human Resources Division

Payout of Incentive: Incentive awards are a percentage of the participant's market rate of pay. Referring to the Range of Award table below, there is a percentage range relative to each grade and corresponding performance rating. For example, a grade 55 employee with a "4" rating could be eligible for an incentive between 4 - 16% of that employee's market rate. Awards increase as Bank performance increases.

                        If the Bank meets its targeted budget goals, the participant could be eligible for an award at the minimum of the range, such as 4% of market rate for a grade 55 rated a "4". As the Bank continues to exceed its budget goals, the percentage of potential award increases. For example, if the Bank far exceeds its financial budget goals, the grade 55 employee with a "4" rating could be eligible for an award of 16% of that employee's market rate.

                        Payouts will be paid to eligible plan participants during the first quarter of 2000. To receive a payout, participants must be actively employed by the Bank on the date of distribution, unless the participant has become totally disabled, deceased, or retired where the payout is prorated for the period of active employment.

-----------------------------------------------------------------------------

                              Range of Award*
-----------------------------------------------------------------------------

     Grade           3 - Rating          4 - Rating          5 - Rating
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       55              3 - 12%            4 - 16%             5 - 20%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       56              3 - 12%            4 - 16%             5 - 20%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       57             4.5 - 18%           6 - 24%            7.5 - 30%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       58             4.5 - 18%           6 - 24%            7.5 - 30%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       59             4.5 - 18%           6 - 24%            7.5 - 30%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       60              6 - 24%            8 - 32%             10 - 40%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       61              6 - 24%            8 - 32%             10 - 40%
-----------------------------------------------------------------------------

* The Bank's financial performance will determine the payout amount within each designated range





       58              4.5 - 18%           6 - 24%            7.5 - 30%

       59              4.5 - 18%           6 - 24%            7.5 - 30%

       60               6 - 24%            8 - 32%             10 - 40%

       61               6 - 24%            8 - 32%             10 - 40%

* The Bank=s financial performance will determine the payout amount within each designated range.

                                                                   Exhibit 10.6



                               RIGGS NATTONAL BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           Effective January 1, 1993,
                    Amended and Restated As of July 12, 1995

                               RIGGS NATIONAL BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    Article I
                             Purpose, Effective Date

      1.1 Purpose. The purpose of this Supplemental Executive Retirement Plan (the "Plan"), as established by Riggs National Corporation (the "Corporation") and initially effective as of January 1, 1993, and assumed by The Riggs National Bank of Washington, D.C. and its subsidiaries and affiliates (the "Bank") effective as of July 12, 1995, is to provide supplemental retirement benefits to certain key employees of the Corporation and the Bank. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits.

      1.2 Effective Date. This Restated Plan shall be effective as of July 12, 1995.

 Article II

Definitions

For the purposes of this Plan, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:


      2.1 Administrative Committee. "Administrative Committee" means the Pension and Benefits Committee of The Riggs National Bank of Washington, D.C. or its successor committee as may be appointed by its Board to administer the Plan pursuant to Article VII.

      2.2 Beneficiary. "Beneficiary" means the person, persons or entity as designated by the Participant, entitled under Article VI to receive any Plan benefits payable after the Participant's death.

      2.3 Board. "Board" means the Board of Directors of The Riggs National Bank of Washington, D.C.

      2.4 Cause. "Cause" means any act materially detrimental to the best interests of the Employer and that constitutes on the part of the Participant personal dishonesty, willful misconduct in clear conflict with reasonable standards of employee conduct, breach of fiduciary duty involving personal profit, intentional failure to perform duties of the Participant's position, willful violation of law,, governmental rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason which would constitute grounds for removal from office by the appropriate Federal banking agencies under applicable law.

      2.5 Change of Control. "Change of Control" means a sale of substantially all of the Corporation's assets or the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Act of 1933 (the "Act"), or of record, of securities of the corporation representing twenty-five percent (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) the Corporation or its subsidiaries and/or (.ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (11ERISA11)) of the Corporation or of its subsidiaries, including a trust established pursuant to any such plan; provided, that a Change of Control will not result from (A) a transfer of the corporation's voting securities by a person who is the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the voting securities of the Corporation (a 1125 Percent owner") to (i) a member of such 25 Percent Owner's immediate family (within the meaning of Rule 16a-l(e) of the Act) either during such 25 Percent owner's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which the 25 Percent owner or a member (or members) of 25 Percent owner's immediate family (within the meaning of Rule 16a-l(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; or (iv) any entity over which such 25 Percent owner has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract, or otherwise; or (v) any charitable trust, foundation or corporation under Section 501 (c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), which is funded by the 25 Percent Owner; or (B) the acquisition of voting securities of the Corporation by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection.

      2.6 Compensation Committee. "Compensation Committee" means the compensation committee of the Bank.

      2.7 "Designated Participant". "Designated Participant" means a Participant who occupies one of the following positions or whose Participation Agreement states that he is a Designated Participant:

Chairman of the Board of Riggs National Corporation or The Riggs National Bank of Washington, D.C. President, Riggs National Corporation President, The Riggs National Bank of Washington, D.C.

The following personnel of The Riggs National Bank of
Washington, D.C.:
Chief Credit officer
Chief Financial officer

Chief Technology officer General Counsel Head of Retail Banking Head of Risk Management Head of Special Assets Head of Financial Services Head of Human Resources Head of Relationship Banking Head of Marketing Head of communications Head of CRA/Fair Lending

An employee who is a Designated Participant at any time during the six-month period preceding the date of the public announcement of a Change of Control shall continue to be treated as a Designated Participant for purposes of Sections 5.2(c) and 10.5, notwithstanding any change in his employment status or the terms and conditions of his employment during such period.

      2.8 Disability. "Disability" in the case of a Participant covered by a long-term disability plan maintained by the Employer shall mean that the Participant has a disability qualifying for benefits under the long-term disability plan covering such Participant. In the case of a Participant not covered by a longterm disability plan maintained by the Employer, "Disability" shall mean the Participant is unable as a result of medically diagnosed disease, or injury, to perform the duties of the position which he or she occupies with the Employer. For purposes of the preceding sentence, any Disability which begins within twenty-four (24) months of the date of the Participant's commencement of employment for the Employer will not be determined to be a disability if it is caused, contriLbuted to by, or results from a pre-existing condition. A pre-existing condition means any sickness or injury for which the Participant has received medical treatment, consultation, care or services, including diagnostic measures, or for which the Participant has taken prescribed drugs or medicines within a twelve (12) month period prior to the date of the Participant's commencement of employment. In no event shall a Participant be treated as having a Disability if such disability results from a self-inflicted injury, participation in a felony or service in the armed forces of any country. The Administrative Committee shall determine the existence of a Disability and may rely on advice from a medical examiner satisfactory to the Administrative Committee in making the determination.

      2.9 Eligible Employee. "Eligible Employee" means a key employee of the Corporation or the Bank holding the title of senior vice-president or a more senior title and who, if his or her first day of employment with an Employer based on his or her most recent date of hire with an Employer, is on or after December 1, 1992, has reached the first anniversary of his or her first day of employment.

      2.10 Employer. "Employer" means the Corporation and the Bank, as the case may be.

      2.11 Joint Annuitant. "Joint Annuitant" means the person designated as such by the Participant in this Plan under the joint and survivor life form of payment.

      2.12 Participant. "Participant" means any Employee who has been made eligible pursuant to Article III to participate in this Plan, and who has not yet received all of the benefits to which he is entitled hereunder.

      2.13 Participation Agreement. "Participation Agreement" means the agreement provided by the Compensation Committee (or its predecessor) and agreed to by a Participant which entitles the Participant to participate in the Plan.

      2.14 Supmlemental Retirement Benefit. "Supplemental Retirement Benefit" means the benefit stated in the Participation Agreement and payable under
Article V of this Plan.

      2.15 Termination for Good Reascn. "Termination for Good Reason" shall mean a voluntary termination by the Participant within six months of the date
(i) the Employer has notified the
Participant that the Participant has been transferred to a position with a permanent regular place of employment more than twenty-five (25) miles from the Participant's prior permanent regular place of employment, (ii) a material reduction by the Employer in the Participant's base rate of pay, or (iii) the Employer, without the consent of the Participant, implements a change in Participant's duties or responsibilities in the nature of a demotion. Reducing a Participant's title to below senior vice president (or equivalent title) shall in all cases be treated as a change in duties in the nature of a demotion.

      2.16 Years of Participation. "Years of Participation" means the number of complete years of service by the Participant with the Employer beginning on the date the Participant's participation in this Plan commences and ending on the earlier of (i) the date the Participant terminates employment with the Employer or (ii) as provided in Section 5.2(f), the date the Participant ceases to be an Eligible Employee. A Participant who has incurred a Disability shall continue to receive years of service during the period of such Disability for purposes of determining his or her "Years of Participation."

          Article III

Eligibility and Participation

      3.1 Eligibility. Eligibility to participate in the Plan shall be limited to those Eligible Employees who are designated by management, from time to time, and approved by the Compensation Committee.

      3.2   Participation.   The  effective  date  of  an  Eligible   Employee's
participation in the Plan shall be the date specified in the Participation Agreement provided to the Employee by the Compensation Committee (or its predecessor). An Eligible Employee shall become a Participant only if he or she has executed the Participation Agreement and taken all other action required by the Compensation Committee and the Administrative Committee to commence participation.

                                   Article IV
                                 Death Benefits

      4.1 Pre-Termination Death Benefit. If prior to the commencement date of a Participant's Supplemental Retirement Benefit under Article V, a Participant dies while employed by an Employer or during a period of Disability for which the Participant continues to receive Years of Participation, the Corporation shall pay a death benefit to the Participant's
Beneficiary. The pre-termination death benefit shall be payable monthly in equal payments of one-twelfth the annual amount of the Participant's Supplemental Retirement Benefit. The pre termination death benefit shall be payable to the Participant's Beneficiary for a term certain of fifteen (15) years and shall commence as soon as practical after death of the Participant, but in no event later than ninety (90) days after the Administrative Committee receives notice of the Participant's death.

      4.2  Post-Termination  Death  Benefit.  If a  Participant  with  a  vested interest in his or her Supplemental Retirement Benefit dies following termination of employment from the Employer, prior to the commencement date of his or her benefit under Article V and with a surviving Beneficiary on the date the Participant would have attained age sixty-two (62), the Corporation shall pay a post-termination death benefit to the Participant's Beneficiary. The annual amount of the post-termination death benefit is fifty percent (50%) of the Participant's vested percentage of the annual amount of the Participant's Supplemental Retirement Benefit (i.e., one-half the vested Supplemental Retirement Benefit). The post-termination death benefit shall be made in equal monthly payments of one-twelfth the annual amount. The post-termination death benefit shall be payable to the Participant's Beneficiary commencing on the first day of the month following the date on which the Participant would have attained age sixty-two (62) and ending on the earlier of the

Beneficiary's death or the payment of fifteen (15) years of payments. If a Participant designates more than one person as a Beneficiary to share in his or her post-termination death benefit, each person shall be treated as the Beneficiary of that percentage of the post-termination death benefit as is designated by the Participant and must survive until the Participant would have attained age sixty-two (62) to receive the portion of the post-termination death benefit for which such person is designated as Beneficiary. Any portion of the post-termination benefit not payable to a Beneficiary as a result of such Beneficiaryls'failure to survive until the Participant would have attained age sixty-two (62) or failure to survive the fifteen (15) year payment period shall not be payable to any other Beneficiary.

Article V

Supulemental Retirement Benefits

      5.1 Supplemental Retirement Benefit. If a Participant terminates employment with Employer prior to Disability or death, the Participant shall receive the vested portion of the Supplemental Retirement Benefit provided for in the Participant's Participation Agreement, payable as provided for in Section
5.3. The amount of the Participant's Supplemental Retirement Benefit shall be specified by the Compensation Committee in the Participant's Participation Agreement.


5.2   Vesting of Benefits.
a. Vesting Schedule for Initial Participants. Except as provided herein or within the Participant's Participation Agreement, Participants whose effective date of participation is January 1, 1993 shall become vested in the benefits provided under this Plan based upon Years of Participation in the following manner:

Years of ParticiT)ation        Vested Percentage

Less than 5                           0%
5 but less than 6                    50%
6 but less than 7                    60%
7 but less than 8                    70%
8 but less than 9                    80%
9 but less than 10                   90%
10 or more                          100%

b. Vesting Schedule for Other Participants. Except as provided herein or within the Participant's Participation Agreement, Participants whose effective date of participation is after January 1, 1993 shall become vested in benefits provided under this Plan based upon Years of Participation in the following manner:

Years of Participation          Vested Percentage

Less than 10                          0%
10 or more                          100%

C. vesting of Designated Participants in Connection With Change of Control. Notwithstanding subparagraphs a. and b. above, (i) in the event of a Designated Participant's termination of employment from the Employer occurring within the 6-month period before or after the date of the public announcement of a Change of Control as a result of either a termination by the Employer without Cause or a Termination for Good Reason by the Employee, or (ii) in the event of a Change of Control, the Designated Participant shall be 100% vested in his entire Supplemental Retirement Benefit. For purposes of this Section 5.2(c), a termination shall be deemed to occur within the 6-month period specified in the preceding sentence if the Employee is notified of his termination during such period, even if his employment terminates after the end of such period.

d. Vesting of Certain-Terminated Participants in Connection With Change of Control. Notwithstanding subparagraphs a. and'b. above, in the event of a Participant's termination of employment from the Employer occurring within the one-year period after a Change of Control as a result of either (i) a termination by the Employer without Cause, or (ii) a Termination for Good Reason by the Employee, the Participant shall be 100% vested in his entire Supplemental Retirement Benefit. For purposes of this subparagraph, a termination of a Participant's employment by the Employer made within the 6-month period prior to a Change of control shall be treated as occurring on the date of such Change of Control.

e. Vesting Upon Death. Notwithstanding subparagraphs a. and b., above, in the event of the Participant's termination of employment with an Employer due to the Participant"s death, the Participant shall be 100% vested in the pre termination death benefit as stated in Paragraph 4.1, above.

f. Change in Subsidiary. In the event a Participant is employed by an entity which is not (or ceases to be) an Employer under the terms of the Plan, the Participant shall be treated as continuing in employment with an Employer while employed by such entity.

9. Demotion. In the event a Participant remains employed by the Employer, but ceases to hold the title of senior vice president (or equivalent title) or higher, the Participant shall cease to receive Years of Participation during the period the Participant fails to hold such title, unless the Compensation Committee, in its discretion, determines otherwise.

h. Accelerated Vesting. Notwithstanding any provision of this Plan to the contrary, the Compensation Committee may, in its sole discretion, accelerate the vesting of benefits for any Participant.

      5.3 Form and Timing of Payment. The vested percentage of the Supplemental Retirement Benefit specified in a Participant's Participation Agreement- is the annual amount paid for the life of the Participant,*but for no more than fifteen
(15) years. The annual benefit shall be paid in monthly installments of onetwelfth of the annual benefit and shall commence as soon as practicable after the later of Participant's termination of employment from an Employer or attainment of age sixty-two (62), but not later than ninety (90) days after all information necessary to calculate the benefit amount has been received by Employer. All payments shall be made as of first day of the month. If the Participant elects to receive his or her vested benefit amount in unreduced form as described in this paragraph, benefits are paid to the Participant for up to fifteen (15) years and, in the event of the Participant's death before fifteen
(15) years of benefit payments, no further benefits will be paid.

      The Participant may request benefits to be paid in reduced form through a joint and survivor life type of payment. Any such request must comply with any rules or regulations adopted by the Administrative Committee. such rules and regulations may include deadlines for electing or changing a Participant request for payment in the joint and survivor type. Under the joint and survivor type of payment, the Participant shall receive a benefit of seventy-five percent (75%) of his or her vested Supplemental Retirement Benefit amount for his or her life, but not more than fifteen (15) years. In the event of the Participant's death before fifteen (15) years of benefit payments, the Participant's Joint Annuitant, if then living, shall receive a monthly benefit of fifty percent (50%) of the Participant's vested benefit until the earlier of the Joint Annuitant's death or payment of benefits for a period equal to fifteen (15) years reduced by the number of years of payments to the Participant.

      For example, if a Participant's total vested benefit is $10,000 per year and the Participant elects to receive a joint and survivor life type of.payment, the Participant would receive $7,500 per year for life or fifteen (15) years, whichever comes first. If the Participant dies prior to receipt of fifteen (15) years of payments, the Participant's Joint Annuitant, if Surviving, would receive $5,000 per year, until the end of the earlier of the remaining portion of the fifteen (15) years or the Joint Annuitant's death.

For purposes of commencement of benefits, a Participant who is 100% vested and remains employed by an Employer after age 62, but for less than 60 hours per month, shall be treated as having terminated employment. A Participant who is receiving Supplemental Retirement Benefits and who is rehired by an Employer and/or who performs more than 60 hours of service per month shall at the discretion of the Administrative Committee have his or her benefit payments suspended. Unless the Administrative Committee determines otherwise at the time it determines to suspend a benefit payment, any payments suspended shall not reduce the total payments to which the Participant or his or her Beneficiary is entitled to receive from the Corporation under this Plan.

      5.4 Disabled Participant. A Participant with a Disability shall be eligible to elect to commence the vested percentage of his or her Supplemental Retirement Benefit on the later of (i) attainment of age sixty-two (62), or (ii) the first day of the month following the month during which the Participant attains a more than a zero percent vested interest in his or her Supplemental Retirement Benefit. If the Participant elects to commence benefits prior to the date the Participant has attained a one-hundred percent (100%) vested interest, the Participant shall be treated as no longer having a Disability and shall receive no additional Years of Participation service.


       Article VI

Beneficiary Designation

      6.1 Beneficiary Desi nation. Each Participant shall have the right to designate one (1) or more persons as Beneficiary (both primary as well as secondary) to whom death benefits under Article IV of-this Plan shall be paid in the event of a Participant's death. Each Beneficiary designation shall be in a written form prescribed by the Administrative Committee and shall he effective only when filed with the Administrative Committee during the Participant's lifetime.

      6.2 Changing Beneficiary. Any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Administrative committee. The filing of a new designation shall cancel all designations previously filed.

      6.3 No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if the designation is void, the Participant's beneficiary shall be the person in the first of the following classes in which there is a survivor:

(a)  The Participant's surviving spouse.

(b) The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves issue surviving, then such issue shall take the right of representation the share the deceased child would have taken if living.

(c) The personal representative of the Participant's or Beneficiary's estate, as the case may be.

      6.4 Effect of Payment. Payment to the Beneficiary shall completely discharge the Employer's obligations under this Plan.

   Article VII

Administration

     7.1 Committee. The Plan shall be administered by the Administrative Committee, which shall be appointed by the Board The initial Administrative Committee shall be the same as the Pension and Benefits Committee of The Riggs National Bank of Washington, D.C. (or its successor) and shall continue to serve in this capacity until such time that it is replaced by its Board. A majority vote of the Administrative Committee members shall control any decision. Members of the Administrative Committee may be Participants under this Plan, provided that no member of such Administrative Committee shall act on any matter directly affecting such member's benefit entitlements under the

Plan.

      7.2 Duties.. The Administrative Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. Such authority includes, but is not limited to, the authority to interpret and decide all questions involving a Participant's vested interest in his or her Supplemental Retirement Benefit under Section 5.2.

      7.3 Agents. The Administrative Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

      7.4 Binding Effect of Decisions. The decision or action of the Administrative Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.



   Article VIII

Claims Procedure

      8.1 Claim. Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan (hereinafter referred to as "Claimant") shall present the request in writing to the Administrative Committee, which shall respond in writing as soon as practicable.

      8.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

(a) The reason for denial, with specific reference to the Plan provisions on which the denial is based;

(b) A description of any additional material or information required and an explanation of why it is necessary; and

(c) An explanation of the Plan's claims review procedures.

      8.3 Review of Claim. Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Administrative Committee. Such request must be made within sixty (60) days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60) days after receipt by the Administrative Committee of Claimant's claim or request. The claim or request shall be reviewed by the Administrative Committee which 'may, but shall not be required to, grant the Claimant a hearing. on review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

      8.4 Final Decision. The decision on review shall normally be made within sixty (60) days after the Administrative Committee's receipt of Claimant's claim or request. 'If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                                   Article IX
                      Termination, Suspension or Amendment

      9.1 Termination, Suspension or Amendment of Plan. The Board may, in its sole discretion, terminate or suspend the Plan at any time, in whole or in part. The Board may amend the Plan at any time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such termination, suspension or amendment (including an amendment to a Participant's Participation Agreement) shall reduce or adversely affect benefits in pay status or the Supplemental Retirement Benefit in which the Participant has vested under any provision of Article 5. in connection with the termination of the Plan, the Board may, in its sole discretion, accelerate vesting in some or all Supplemental Retirement Benefits provided for in the Participation Agreements in effect prior to the date of the termination and/or accelerate payment of some or all benefits due under the Plan. If the Board elects to accelerate payments due under the Plan, the lump-sum present value of benefits due to a Participant under the Plan shall be determined by an actuary selected by the Board, which actuary shall apply reasonable actuarial assumptions. Payment by the Corporation to the Participant of the lump-sum present value determined by the actuary shall discharge the Corporation from any further liability to the Participant under the Plan.

                                    Article X
                                  Miscellaneous

      10.1 Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is exempt'from the provisions of

Parts 2, 3 and 4 of Title I of ERISA. Accordingly, to the extent necessary, the Board may remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

      10.2 Exclusions; Misrepresentation. No benefit shall be paid to a Participant's Beneficiary if the Participant's death occurs as a result of injuries received from participation in a felony, as a result of attempted or actual suicide or as a result of injuries received while serving in the armed forces of any country. The Administrative Committee may also deny payment if the Participant has made a material misrepresentation in any form or document provided by the Participant to or for the benefit of the Corporation. A material misrepresentation includes, but is not limited to, any statement or representation to an insurance company from which an Employer purchases one or more contracts as an investment in order to assist in meeting its contractual promises under this Plan and which misrepresentation results in the failure or refusal of such insurer to honor the terms of or pay the death benefit due under such contract(s).

     10.3 Sole Obliaation of the Employer. The obligation to make benefit payments to any Participant under the Plan shall be an obligation solely of the Employer and its successors and assigns, and shall not be an obligation of any other person.

      10.4 Unsecured General Creditor. Except as provided in Section 10.5, Participants and Beneficiaries shall be unsecured general creditors, with no secured or preferential right to any assets of any Employer or any other party for payment of benefits under this Plan. Any property held by an Employer for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. An Employer's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

      10.5 Trust. The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, an Employer may establish (or jointly establish) one (1) or more trusts, with such trustees as the Compensation Committee may approve, for the purpose of providing for the payment of such benefits. Whether such trust is revocable or irrevocable, its assets shall be held for payment of all the general creditors of the Employer in the event of bankruptcy or insolvency. To the extent any benefits provided under the Plan are paid from any such trust, the Employer shall have no further obligation to pay that portion of the benefit due. If not paid from the trust, such benefits shall remain the obligation of the Employer.
Notwithstanding any provision of the Plan to the contrary, upon a Change of Control, each Employer shall, as soon as possible, but in no event later than 30 days following the change of Control, make irrevocable contributions to the trust, in cash or property of any kind, in an amount that is sufficient (taking into account the then current value of any other assets held in such trust) to pay each Designated Participant (and Beneficiary) the benefits in which each Designated Participant (and Beneficiary) is vested pursuant to Article 5 of the Plan on the day after the Change of Control has occurred.

      10.6 Nonassignability. Neither a Participant, a. Beneficiary nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant, a Beneficiary or any other person, nor be transferable by operation of law in the event of a Participant's, a Beneficiary's or any other person's bankruptcy or insolvency.

     10.7 Not a Contract of Emolovment. This Plan shall not constitute a contract of employment between Employer and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of Employer or to interfere with the right of Employer to discipline or discharge a Participant at any time.

      10.8 Protective Provisions. A Participant shall cooperate with Employer by furnishing any and all information requested by Employer in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Employer may deem necessary and by taking such other' action as may be requested by Employer.

      10.9 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the District of Columbia, except as preempted by federal law.

      10.10 Validity. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein. In the event that the Employer shall be prevented from making payment of benefits under this Plan as a result of any law, regulation or other governmental action, the
Corporation, the Employer, the Administrative Committee, the Compensation Committee, and the employees and officers of each shall have no'liability to any

Participant or Beneficiary for any payments due under the Plan.

      10.11 Notice. Any notice or filing required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notices shall be directed to the following addresses:
      (a) If to the Bank, to:

           The Riggs National Bank of Washington, D.C.
           P.O. Box 1912
           4th Floor, Human Resources
           Washington, D.C. 20074
           Attention: Director of Human Resources of
             The Riggs National Bank of Washington, D.C.

(b)  If to Participant or a Beneficiary, to:

     The Participant or Beneficiary at the last known address contained in the records of Riggs' Human Resources department.

      10-12 Withholding Payroll Taxes. The Employer shall withhold from payments hereunder any taxes required to be withheld from such payments under local, state or federal law. A Beneficiary may, if then permitted under applicable law, elect not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the Code, or any successor provision thereto.

     10-13 Payment to Guardian. If a Plan benefit is payable to minor or a person declared incompetent or a person incapable of handling the disposition of property, the Administrative Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Administrative Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Administrative Committee and the Employer from all liability with respect to such benefit.

                                                      Exhibit 10.7


                                 Trust Agreement

      AGREEMENT, dated July 12, 1995 by and between Riggs National Corporation ("Corporation") and The Riggs National Bank of Washington, D.C. ("Bank"), each being a District of Columbia corporation having its principal office in Washington, D.C. (individually and collectively, the "Company"), as settlors, and The Riggs National Bank of Washington, D.C., as trustee (the "Trustee").
      WHEREAS, the Riggs National Bank Supplemental Executive Retirement Plan and the Riggs National Bank Split Dollar Life Insurance and Supplemental Death Benefit Plan for Senior Executive Officers (each a "Plan") provide for the payment of benefits to certain present and former employees of the Company and to beneficiaries designated by such employees (each such employee, and after his death his beneficiary or each of his beneficiaries, are hereinafter referred to as "Participant").
      WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of creditors of the Company and any of its subsidiaries or affiliates in the event of Insolvency of the Company or any of its subsidiaries and affiliates, as herein defined, until paid to Plan Participants and their beneficiaries in such manner and at such times as specified in each Plan;
      WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement under the Internal Revenue Code of 1986, as amended (the "Code") and shall not affect the status of each Plan as an unfunded plan maintained for the purpose of providing deferred compensation or death benefits for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended; and
      WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under each Plan;
      NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:
      Section1.  Establishment of Trust
(a)        Bank  hereby  deposits  $100.00  with  Trustee in trust,  which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.
(b) The Trust hereby established is revocable by the Bank; it shall become irrevocable upon a Change of Control, as defined herein.
(c) The Trust is intended to be a grantor trust, of which Company (and, in the case of the Bank, its subsidiaries and affiliates) are the grantors, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.
(d)        The principal of the Trust, and any earnings  thereon,  shall be held  separate and apart from other assets of Company
           and its subsidiaries  and affiliates,  and shall be used
           exclusively   for  the   uses  and   purposes   of  Plan
           participants   and  general   creditors  as  herein  set
           forth. Plan participants and their  beneficiaries  shall
           have no preferred claim on, or any beneficial  ownership
           interest  in,  any  assets  of  the  Trust.  Any  rights
           created under each Plan and this Trust  Agreement  shall
           be   mere   unsecured   contractual   rights   of   Plan
           participants and their beneficiaries against Company and its subsidiaries and affiliates. Any assets held by the Trust will be subject to the claims of general creditors of the Company and its subsidiaries and affiliates under federal and state law in the event of insolvency, as defined in Section 3 (a) herein.
(e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.
(f)   Notwithstanding  subsection  (e),  upon a Change of  Control,
           Company shall, as soon as possible, but in no event later than 30 days following the Change of Control, as defined herein, make irrevocable contributions, in cash or property of any kind, to the Trust in an amount that is sufficient (taking into account the then current value of any other assets held hereunder) to pay each Plan participant who is a Designated Participant of that Company (as defined in the Supplemental Executive
           Retirement Plan) or beneficiary the benefits to which such Designated Participants or their beneficiaries would be entitled pursuant to the terms of each Plan as of the day after the Change of Control occurred.

      Section  2.  Payments  to  Plan   Participants   and  Their
      Beneficiaries.
(a)   Bank  shall  deliver  to  Trustee a  schedule  (the  "Payment
           Schedule")   that  indicates  the  amounts   payable  in
           respect  of  each  Plan  participant  (and  his  or  her
           beneficiaries),   that   provides  a  formula  or  other
           instructions  acceptable to Trustee for  determining the
           amounts so payable,  the form in which such amount is to
           be paid (as provided for or available  under each Plan),
           and  the  time  of  commencement  for  payment  of  such
           amounts.  Except as otherwise  provided herein,  Trustee
           shall make payments to the Plan  participants  and their
           beneficiaries    in   accordance   with   such   Payment
           Schedule.  The  Trustee  shall  make  provision  for the
           reporting  and  withholding  of any  federal,  state  or
           local taxes that may be  required  to be  withheld  with
           respect  to the  payment  of  benefits  pursuant  to the
           terms of each  Plan and shall pay  amounts  withheld  to
           the  appropriate  taxing  authorities  or determine that
           such  amounts have been  reported,  withheld and paid by
           Company.
(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under each Plan shall be determined by Company or such party as it shall designate under each Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in each Plan.
(c)   Company  may  make  payment  of  benefits  directly  to  Plan participants or their  beneficiaries  as they become due
           under  the  terms of each  Plan.  Company  shall  notify
           Trustee of its  decision  to make  payment  of  benefits
           directly  prior  to the  time  amounts  are  payable  to
           participants  or their  beneficiaries.  In addition,  if
           the  principal of the Trust,  and any earnings  thereon,
           are not  sufficient  to make  payments  of  benefits  in
           accordance  with the terms of each Plan,  Company  shall
           make the  balance of each such  payment as it falls due.
           Trustee  shall  notify   Company  where   principal  and
           earnings are not sufficient.

      Section 3. Trustee Responsibility Regarding Payments To Trust Beneficiary When Company or Any of Its Subsidiaries or Affiliates is Insolvent.

(a)   Trustee shall cease payment of benefits to Plan  participants and their  beneficiaries  if the  Company  or any of its
           subsidiaries  or  affiliates  is  Insolvent.  Company or
           any  of  its   subsidiaries   or  affiliates   shall  be
           considered   "Insolvent"  for  purposes  of  this  Trust
           Agreement  if  Company  or any of  its  subsidiaries  or
           affiliates  (i) is  unable  to pay  its  debts  as  they
           become due,  (ii) is subject to a pending  proceeding as
           a debtor under the United  States  Bankruptcy  Code,  or
           (iii) is  determined  to be  insolvent by any federal or
           state banking authority to which it is subject.
(b)        At all times  during the  continuance  of this Trust,  as provided in
           Section 1 (d) hereof,  the principal and income of the Trust shall be
           subject  to  claims  of  general   creditors   of  Company   and  its
           subsidiaries and affiliates under federal and state law as set forth below.
(1)   The Board of  Directors  and the Chief  Executive  Officer of
                Bank  shall  have the  duty to  inform  Trustee  in
                writing  of  Insolvency  of  Company  or any of its
                subsidiaries  or affiliates.  If a person  claiming
                to be a creditor  of Company  alleges in writing to
                Trustee that Company or any of its  subsidiaries or
                affiliates  has  become  Insolvent,  Trustee  shall
                determine   whether   Company   or   any   of   its
                subsidiaries   and  affiliates  is  Insolvent  and,
                pending   such    determination,    Trustee   shall
                discontinue    payment   of    benefits   to   Plan
                participants or their beneficiaries.
(2)   Unless Trustee has actual  knowledge of Insolvency of Company or any of its  subsidiaries  or affiliates,  or has
                received  notice from Company or a person  claiming
                to be a creditor  alleging  that  Company or any of
                its   subsidiaries   or  affiliates  is  Insolvent,
                Trustee  shall  have  no duty  to  inquire  whether
                Company or any of its  subsidiaries  or  affiliates
                is  Insolvent.  Trustee  may in all events  rely on
                such  evidence  concerning  solvency  of Company or
                any of its  subsidiaries  or  affiliates  as may be
                furnished  to  Trustee  and that  provides  Trustee
                with a reasonable  basis for making a determination
                concerning  solvency  of  Company  or  any  of  its
                subsidiaries or affiliates.
(3)   If at any time Trustee has determined  that Company or any of
                its   subsidiaries   or  affiliates  is  Insolvent,
                Trustee   shall   discontinue   payments   to  Plan
                participants or their  beneficiaries and shall hold
                the assets of the Trust for the  benefit of general
                creditors  of  Company  or  its   subsidiaries   or
                affiliates,  as the  case may be.  Nothing  in this
                Trust  Agreement  shall  in any  way  diminish  any
                rights of Plan participants or their  beneficiaries
                to pursue  their  rights as  general  creditors  of
                Company  with  respect to  benefits  due under each
                Plan or otherwise.
(4)             Trustee   shall   resume  the   payment  of   benefits  to  Plan
                participants or their beneficiaries in accordance with section 2 of this Trust  Agreement only after Trustee has determined  that
                Company  or  any  of  its  subsidiaries  or  affiliates  is  not
                Insolvent (or is no longer Insolvent).
(c)   Provided  that  there  are  sufficient   assets,  if  Trustee
           discontinues  the  payment  of  benefits  from the Trust
           pursuant  to  Section  3  (b)  hereof  and  subsequently
           resumes such payments, the first payment following such discontinuance shall include the aggregate amount of
           all   payments  due  to  Plan   participants   or  their
           beneficiaries  under  the  terms  of each  Plan  for the
           period  of  such  discontinuance,   less  the  aggregate
           amount  of any  payments  made to Plan  participants  or
           their  beneficiaries  by Company in lieu of the payments
           provided  for  hereunder   during  any  such  period  of
           discontinuance.

      Section 4.  Payments to Company.
           Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payments of benefits has been made to Plan participants and their beneficiaries pursuant to the terms of each Plan.


           Section 5.  Investment Authority.
(a)   Trustee shall have,  with respect to the Trust,  power in its discretion  to invest and reinvest in any property,
                real,   personal  or  mixed,   wherever   situated,
                foreign    or    domestic,    including,    without
                limitation,  common and preferred stocks (including
                stock of the Company),  bonds, notes and debentures
                (including    obligations    of    the    Company);
                leaseholds;     mortgages    (including,    without
                limitation,  any collective or part interest in any
                bond   and   mortgage   or  note   and   mortgage);
                certificates  of deposit;  insurance  policies  and
                contracts;  and  oil,  mineral  or gas  properties,
                royalties,    interests   or   rights    (including
                equipment   pertaining    thereto).    All   rights
                associated  with  assets  of  the  Trust  shall  be
                exercised  by Trustee or the person  designated  by
                Trustee,  and shall in no event be  exercisable  by
                or rest with Plan  participants,  except that, with
                respect  to Trust  assets,  voting  rights  will be
                exercised  by, and dividend  rights will rest with,
                the Bank;  provided,  however,  that the investment
                authority  exercised by the Trustee hereunder shall
                be  subject  to  any  written   investment   policy
                guidelines   (which  may  include   asset   classes
                specified therein) delivered by the Bank to the Trustee.
(b) Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.
           Section 6.  Disposition of Income.
      During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.
           Section 7.  Accounting by Trustee.
      Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agree upon in writing between Company and Trustee. Trustee shall maintain separate accounts for each Plan and for each Participant of each such Plan; provided, however, that the maintenance of such separate accounts shall not affect the ability of the Trustee to invest Trust assets on a collective basis. Within 60 days following the close of each calendar year and within 60 days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

           Section 8.  Responsibility of Trustee.
(a)   Trustee  shall  act  with  the  care,  skill,   prudence  and
                diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of each Plan or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.
(b)   If Trustee  undertakes or defends any  litigation  arising in
                connection   with  this  Trust   (other   than  any
                litigation  resulting from the gross  negligence or
                willful neglect of the Trustee),  Company agrees to
                indemnify    Trustee   against   Trustee's   costs,
                expenses  and   liabilities   (including,   without
                limitation,  attorneys' fees and expenses) relating
                thereto  and  to  be  primarily   liable  for  such
                payments.  If  Company  does  not pay  such  costs,
                expenses and  liabilities  in a  reasonably  timely
                manner, Trustee may obtain payment from the Trust.
(c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.
(d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder and charge the reasonable fees and expenses of such persons against the assets of the Trust (unless paid by Company).
(e)   Trustee shall have, without  exclusion,  all powers conferred on Trustees by  applicable  law,  unless  expressly
                provided otherwise herein, provided,  however, that
                if an  insurance  policy is held as an asset of the
                Trust,  Trustee  shall  have  no  power  to  name a
                beneficiary  of the  policy,  other than the Trust,
                to assign the policy (as distinct  from  conversion
                of the policy to a different  form) other than to a
                successor  Trustee,  or to loan to any  person  the
                proceeds of any borrowing against such policy.
(f) Notwithstanding the provisions of Section 8 (e) above, Trustee may loan to the Bank the proceeds of any borrowing against an insurance policy held as an asset of the Trust.
(g)   Notwithstanding  any powers  granted to Trustee  pursuant  to this Trust  Agreement or  applicable  law,  Trustee
                shall  not have any  power  that  could  give  this
                Trust the  objective  of carrying on a business and
                dividing  the gains  therefrom,  within the meaning
                of  section   301.7701-2   of  the   Procedure  and
                Administrative Regulations promulgated pursuant to the Internal Revenue Code.


           Section 9.  Compensation and Expenses of Trustee.
      The Bank shall pay all  administrative and Trustee's fees and expenses.  If not so  paid,  the fees  and  expenses  shall be paid from the Trust.
           Section 10.  Resignation and Removal of Trustee.
(a)   Trustee  may  resign  at any time by  written  notice  to the
                Bank, which shall be effective 60 days after receipt of such notice unless Company and Trustee agree otherwise.
(b) Trustee may be removed by the Bank on 30 days notice or upon shorter notice accepted by Trustee.
(c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notices of resignation, removal or transfer, unless Bank extends the time limit.
(d)   If  Trustee  resigns  or is  removed,  a  successor  shall be appointed,  in  accordance  with Section 11 hereof,
                by the  effective  date of  resignation  or removal
                under  paragraphs  (a) or (b) of this  section.  If
                no such  appointment  has been  made,  Trustee  may
                apply  to a court  of  competent  jurisdiction  for
                appointment  of a  successor  or for  instructions.
                All  expenses  of  Trustee in  connection  with the
                proceeding  shall  be  allowed  as   administrative
                expenses of the Trust.

           Section 11.  Appointment of Successor.
      If Trustee  resigns or is removed in accordance  with Section
10 hereof, the Bank may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Bank or the successor Trustee to evidence the transfer.
           Section 12.  Amendment or Termination.
(a)   This Trust  Agreement may be amended by a written  instrument executed by Trustee and the Bank. Notwithstanding the foregoing, no such amendment shall conflict with the terms of each Plan or shall make the Trust revocable after it has become irrevocable in accordance with section 1 (b) hereof.
(b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to any benefits pursuant to the terms of each Plan unless sooner revoked in accordance with Section 1 (b) hereof. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Bank.


           Section 13.  Miscellaneous
(a) Any provision of this Trust agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.
(b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.
(c) This Trust Agreement shall be governed by and construed in accordance with the laws of the District of Columbia, to the extent not preempted by federal law.

(d)   For  purposes  of this Trust  Agreement,  "Change of Control"
                means   a  sale   of   substantially   all  of  the
                Corporation's  assets or the  acquisition,  whether
                directly,  indirectly,   beneficially  (within  the
                meaning  of Rule  13d-3  of the  Securities  Act of
                1933 (the "Act"),  or of record,  of  securities of
                the Corporation  representing  twenty-five  percent
                (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any
                "person"  (within  the  meaning of  Sections 13 (d)
                and 14 (d) of the Act),  including any  corporation
                or group of associated  persons  acting in concert,
                other than (i) the Corporation or its  subsidiaries
                and/or  (ii)  any  employee  pension  benefit  plan
                (within  the  meaning  of  Section  3  (2)  of  the
                Employee  Retirement  Income  Security Act of 1974,
                as amended  ("ERISA")) of the Corporation or of its
                subsidiaries,   including   a   trust   established
                pursuant to any such plan; provided,  that a Change
                of Control  will not result  from (A) a transfer of
                the  Corporation's  voting  securities  by a person
                who   is  the   beneficial   owner,   directly   or
                indirectly,  of  twenty-five  percent (25%) or more
                of the voting  securities of the Corporation (a "25
                Percent  Owner") to (i) a member of such 25 Percent
                Owner's  immediate  family  (within  the meaning of
                Rule 16a-1 (e) of the Act)  either  during  such 25
                Percent Owner's  lifetime or by will or the laws of
                descent  and  distribution;  (ii)  any  trust as to
                which  the  25  Percent   Owner  or  a  member  (or
                members)  of 25 Percent  Owner's  immediate  family
                (within the meaning of Rule 16a-1 (e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; or (iv) any entity over which such 25 Percent Owner has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract, or otherwise; or (v) any charitable trust, foundation or corporation under Section 501
                (c) (3) of the Internal Revenue Code of 1986, as amended (the "Code"), which is funded by the 25
                Percent Owner; or (B) the acquisition of voting securities of the Corporation by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (A)
                (i)-(v) of this subsection.
(e) Any reference in this Trust to a subsidiary or affiliate of Company shall not include any subsidiary or affiliate who has not at any time employed an individual who is a Participant (or beneficiary) in a Plan and who is or may be entitled to payment hereunder.

         IN WITNESS WHEREOF, Riggs National Corporation and the The Riggs National Bank of Washington, D.C. have executed this Agreement of Trust as of the day and year first above written.
           ATTEST:                  Riggs National Corporation
                                    As Settlor

           ___________________      BY:  _________________
                                    Timothy C. Coughlin, President
           Dated:______________

           ATTEST:                  THE RIGGS NATIONAL BANK
                                    OF WASHINGTON, D.C.
                                    As Settlor

           ___________________      BY:  __________________
                                    Timothy A. Lex, Executive Vice
                                    President  &  Chief   Operating
                                    Officer
           Dated:______________

           ATTEST:                  THE RIGGS NATIONAL BANK
                                    OF WASHINGTON, D.C.
                                    As Trustee

           ____________________     BY:  __________________
                                    John L. Davis, Executive Vice
                                    President  &  Chief   Financial
                                    Officer
           Dated:_______________